UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04474
Name of Registrant:	Vanguard California Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2014 – May 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2015

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	32
California Long-Term Tax-Exempt Fund.	107
About Your Fund’s Expenses.	141
Trustees Approve Advisory Arrangements.	143
Glossary.	144

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended May 31, 2015
		Taxable-
	SEC Equivalent		Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market Fund	0.01%	0.02%	0.00%	0.00%	0.00%
California Tax-Exempt Money Market Funds Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.65%	3.32%	1.41%	-0.76%	0.65%
Admiral™ Shares	1.74	3.51	1.45	-0.76	0.69
Barclays Municipal California Intermediate Bond Index					0.52
California Intermediate Municipal Debt Funds Average					0.28
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.25%	4.53%	1.78%	-0.75%	1.03%
Admiral Shares	2.33	4.69	1.82	-0.75	1.07
Barclays CA Municipal Bond Index					0.87
California Municipal Debt Funds Average					0.98

California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market and Vanguard’s California bond funds earned positive but muted returns for the half year ended May 31, 2015, after a strong showing over the previous 12 months. As I cautioned in my letter in our last annual report, the robust returns—especially for longer-maturity bonds—were unlikely to continue after interest rates had fallen so low.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 0.65% for Investor Shares and 0.69% for Admiral Shares. Vanguard California Long-Term Tax-Exempt Fund returned 1.03% for Investor Shares and 1.07% for Admiral Shares. In contrast to the previous fiscal year, interest income was the primary driver of both funds’ returns, although this was partly offset by lower bond prices (as reflected in their negative capital returns).

Both of the funds outpaced their state-specific benchmark indexes and the average return of their peers. The Long-Term Fund surpassed the 0.71% return of the broad national municipal market, as longer-maturity bonds were among the best performers in your state and nationwide. (It’s also worth noting that the Barclays California Municipal Bond Index did better than tax-exempt bonds nationwide.)

Amid expectations that the Federal Reserve would gradually begin to raise short-term interest rates in 2015, muni bond yields generally crept up—leading to the negative capital returns I mentioned. (Bond prices and yields move in opposite directions.) But the progression of yields was by no means a straight line. The anticipated timing of a rate hike seemed to advance or recede with the release of each indicator of the U.S. economy’s health, making for volatile bond returns. As of May 31, the 30-day SEC yields of Investor Shares of the Intermediate- and Long-Term Funds were 1.65% and 2.25%, respectively, up modestly from 1.55% and 2.13% at the start of the period.

Vanguard California Tax-Exempt Money Market Fund returned 0.00%, in line with its peers. The fund’s yield was unchanged at 0.01%.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

On a separate note, I wanted to give you a brief update on money market reform. In 2014, the Securities and Exchange Commission adopted regulatory changes governing money market funds, which fund sponsors must adopt by October 2016. In your fund’s last annual report, we noted that the vast majority of investors in Vanguard money market funds would not be affected by the new rules—and that’s still the case.

Market Barometer
	Total Returns
	Periods Ended May 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.09%	3.03%	3.90%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.71	3.18	4.53
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	3.41%	11.91%	16.68%
Russell 2000 Index (Small-caps)	6.94	11.32	15.04
Russell 3000 Index (Broad U.S. market)	3.67	11.86	16.54
FTSE All-World ex US Index (International)	3.78	0.08	8.51

CPI
Consumer Price Index	0.70%	-0.04%	1.74%

On June 16, we announced some changes for Vanguard’s lineup of taxable and tax-exempt money market funds. Most notably for this report, we plan to designate all six of our tax-exempt funds (one national fund and five state funds, including California’s) as “retail funds,” meaning that individual investors will continue to have access to these funds at a stable net asset value of $1 per share.

Taxable bonds gained ground despite setbacks along the way

The broad U.S. taxable bond market traced a bumpy path to return 1.09% for the six months. Gains in three of those months, including a return of more than 2% in January, were tempered by three months of declines.

U.S. Treasury bonds attracted investors amid uncertainties such as Greece’s ability to pay its creditors. The yield of the 10-year Treasury note ended May at 2.14%, down from 2.25% six months earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.65%, restrained by the U.S. dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive, thanks in part to the stimulative monetary policies of many of the world’s central banks.

Short-term interest rates, pegged to the Fed’s target of 0%–0.25%, severely limited returns for money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.16%	—	0.10%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.75
California Long-Term Tax-Exempt Fund	0.20	0.12	0.95

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the funds’ annualized expense ratios were: for the California Tax-Exempt Money Market Fund, 0.05%; for
the California Intermediate-Term Tax-Exempt Fund, 0.19% for Investor Shares and 0.11% for Admiral Shares; and for the California Long-Term
Tax-Exempt Fund, 0.19% for Investor Shares and 0.11% for Admiral Shares. The six-month expense ratio for the California Tax-Exempt Money
Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California
Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California
Municipal Debt Funds.

U.S. stocks stayed positive, although clouds hovered

The broad U.S. stock market returned nearly 4% for the period. Corporate profits generally exceeded expectations, and the Fed remained cautious in its approach to expected short-term interest rate hikes. These factors helped offset pressures that included perceived high stock valuations and concerns about the economy’s first-quarter weakness.

International stocks also returned almost 4% for U.S. investors, although results would have been more robust if not for the dollar’s strength. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our global economists.)

At state budget time, a helpful reminder

As you know, investing in the bonds of your home state provides income that can be exempt from federal and state—and sometimes local—income taxes. Depending on your circumstances, this can be a very attractive benefit.

But there’s a tradeoff: less diversification. The performance of your bonds is greatly influenced by the fiscal health of just one state. And that health can be especially evident amid the intense budget debates that often take place before July 1, the start of the new fiscal year in most states.

Just like your personal budget, state and municipal budgets depend on revenue forecasts, and these are often hard to get right. A March report by The Pew Charitable Trusts, for example, found that over roughly the last three decades, “forecasting errors have gotten larger because revenue has become increasingly volatile,” even though “the science of estimating tax collections has improved markedly.” Revenues from corporate income taxes and personal capital gains taxes are especially hard to forecast, Pew noted.

Whether unpleasant budget surprises arise suddenly or from long-simmering challenges such as underfunded pension plans, they can lead to volatile bond returns. As with any investment, it’s not wise to put all your eggs in one basket.

You might consider including a diversified national municipal bond fund in your portfolio. And because Vanguard’s highly experienced team of independent credit analysts carefully evaluates any bond issue we own or are considering for any of our funds, it can help you sidestep some of the potential pitfalls.

Source: The Pew Charitable Trusts and the Nelson A. Rockefeller Institute of Government, March 2015. Managing Volatile Tax
Collections in State Revenue Forecasts.

Supply resurgence tempered tax-exempt bond returns

Broadly speaking, taxable and tax-exempt bonds trade in the marketplace in relationship to U.S. Treasury bonds, which establish the level of risk-free interest rates. Changes in investors’ risk perceptions influence that relationship. (Interest rates on tax-exempt bonds typically also reflect tax rates, though this relationship is dynamic.) During the period, there were no major shifts in municipals’ value relative to Treasuries.

Another key driver of municipal bond performance is supply. After an extended period of relatively light supply, tax-exempt bond issuance nationwide surged about 50% for the six months through May 2015 compared with a year ago. The rise was driven in part by the refunding of outstanding debt to lock in savings in anticipation of rising borrowing costs. It contributed to municipal bonds’ underperformance against Treasuries. (The Barclays U.S. Treasury Index returned 1.07%.) Even with strong demand, issuers needed to entice buyers with slightly higher interest rates.

In California, tax-exempt bond issuance during the six months increased a bit more than at the nationwide level. And as the state’s fiscal condition continued to strengthen for the most part, tax-exempt bond demand was strong. Longer-maturity bonds and those of lower quality were among the best performers as interest rates remained low and investors searched for yield.

Against this backdrop, the funds were well-positioned by their advisor, Vanguard Fixed Income Group. In both funds, the broad strategy of underweighting the shorter end of the maturity spectrum—where interest rates are expected to rise—and favoring longer-term bonds proved rewarding. Of course, the advisor makes such portfolio adjustments within the context of each fund’s investment mandate. For example, the Intermediate-Term Fund’s benchmark holds almost no bonds maturing after 10 years, but your fund has a sizable stake in longer-term bonds.

For more about the funds’ strategy and performance during the period, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes occur at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/ corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 16, 2015

Your Fund’s Performance at a Glance
November 30, 2014, Through May 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.78	$11.69	$0.168	$0.000
Admiral Shares	11.78	11.69	0.172	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$12.07	$11.98	$0.215	$0.000
Admiral Shares	12.07	11.98	0.220	0.000

Advisor’s Report

For the six months ended May 31, 2015, Vanguard California Tax-Exempt Money Market Fund returned 0.00%, matching the average return of peer funds, as short-term interest rates remained near zero.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 0.65% for Investor Shares and 0.69% for Admiral Shares; Vanguard California Long-Term Tax-Exempt Fund returned 1.03% for Investor Shares and 1.07% for Admiral Shares. Both funds outperformed their state-specific benchmarks and the average return of their peers. The Barclays California Municipal Bond Index outperformed the broad tax-exempt market (as represented by the Barclays Municipal Bond Index).

The investment environment

On the heels of an exceptionally strong rally, the municipal bond market began the new fiscal year at what we felt were appropriate valuation levels. Taxable and tax-exempt interest rates stood at or near historic lows, reflecting expectations that when the Federal Reserve does begin to raise interest rates, it will do so modestly and gradually. This was in stark contrast to the bond market’s “taper tantrum” in 2013, when the Fed first announced its intention to scale back its aggressive stimulative bond-buying.

The Fed’s decision about when to raise rates depends on the health of the economy, which has been a good news/bad news story. Gross domestic product (GDP) growth slowed in the last quarter of 2014. And the economy contracted in the first quarter of 2015, partly because of transitory factors—another harsh winter and a West Coast port strike.

The Fed also wants to see continued improvement in the job market and unemployment and an increase in the inflation rate toward the 2% long-term target.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2014	2015
2 years	0.14%	0.22%
5 years	0.88	1.22
10 years	1.98	2.08
30 years	3.00	3.15
Source: Vanguard.

(Inflation has been running well below that, in part reflecting deflationary forces in Europe and lower commodity prices.)

In the spring, the Fed signaled that its first interest-rate increase in almost a decade would likely not come in June, as some had predicted. Although it removed the word “patient” from its positioning statement, the Fed still suggested that increases would be gradual and that rates would probably remain low for a considerable time. It seemed increasingly likely that the ultimate federal funds rate level during the current economic cycle would be lower than the market had anticipated last year. Expectations centered on 2.5%, down from more than 3% in October.

As a result, the Treasury market broadly continued to rally. The yield of the benchmark 10-year note, which began the period at 2.25%, dipped to 1.75% at the end of January before closing at 2.14% in May. Overall, the Treasury yield curve flattened modestly as short-term rates crept up and longer-term rates inched down.

In contrast, municipal bond yields rose slightly across the maturity spectrum. It’s not unusual for muni bond yields to reach a resistance point, and in this case, supply was a large contributing factor.

After a period of relatively light supply, when issuers focused more on budget austerity than on major new projects, muni bond supply nationwide surged about 50% compared with last year’s fiscal first half. Only about one-third of the issuance was to raise new capital; the balance involved refunding existing issues. (Borrowers are permitted to issue bonds to refund an outstanding issue only once, and many chose to do so before the Fed begins to raise rates.) The prices of many intermediate-term bonds, where much of the refunding took place, fell more than those of other bonds as issuers needed to offer higher yields to attract demand. Tax-exempt issuance in California increased a bit more than it did nationwide, also boosted by robust refunding activity. Cost savings from refunding provide various benefits. For example, they strengthen the creditworthiness of revenue bond issuers, and, for state general obligation bonds and leases, they reduce the debt burden on the general fund.

After some high-profile bankruptcies in recent years, no major new credit events occurred in the municipal market during the period, and revenue trends mostly improved. Detroit emerged from bankruptcy court protection in December, a relatively swift resolution to the largest municipal bankruptcy in the United States. Although Puerto Rico has been addressing its debt load, budget deficit, and stagnant economy, we expect to remain at a distance until we see sustained economic growth and budget discipline. (We held no Puerto Rico bonds in the California funds at the end of the period.)

California’s overall financial health has been stable and slightly improving. After last year’s credit rating upgrades, one agency upgraded California’s general obligation bonds one notch in February, and another changed its outlook from “stable” to “positive” in May. The state’s unemployment rate fell from 7.2% in November to

6.4% at the end of May, still among the highest in the nation. And in the Federal Reserve Bank of Philadelphia’s monthly State Coincident Indexes report, California’s index rose about 2% during the same period, a bit ahead of the overall U.S. economy.

State revenues in the current fiscal year have generally exceeded expectations, allowing for repayment of some of the “wall of debt” (years of accumulated budgetary borrowings). For the first time in many years, it appears California will not need to issue a cash flow note in late summer. The state legislature met the constitutional deadline for passage of the fiscal year 2016 budget on time, in mid-June. Governor Brown then reached agreement with the legislature, clearing the way for signing before the end of June.

Most of California’s large cities and counties have enjoyed a period of budget stability and freedom from new funding mandates imposed by the legislature. However, pensions and other post-employment benefits remain largely underfunded, as in many other states. Stockton’s bankruptcy plan became effective in February, although some legal maneuvers still lie ahead, and San Bernardino’s case is pending.

We continue to monitor the potential impact of the state’s severe drought, which has resulted in unprecedented water-use restrictions. Longer-term solutions will take years to implement. In November, voters approved Proposition 1, authorizing more than $7 billion in new bonds for water projects across the state over the coming decade. In the short run, we expect the drought to have localized effects, particularly in the Central Valley and other agriculture-based regions. We also expect that the water agencies (some of whose bonds we own) will be able to adjust their deliveries and prices so they can keep servicing their bonds.

Management of the funds

During the period, we made no significant shifts in portfolio strategy. In the bond funds, we favored longer maturities, in the expectation that short-term rates would rise. This strategy was especially rewarding in the Long-Term Fund—bonds with maturities beyond 20 years were the best performers in the fund and its benchmark index. The average duration of both funds was similar to that of their benchmarks. (Duration is a measure of the sensitivity of bond and bond mutual fund prices to changes in interest rates.)

In terms of credit quality, the funds had somewhat lighter allocations than their benchmarks to AA-rated bonds, and we added value with our individual selections. Our sector positioning and selections within sectors also gave us an edge—notably in state general obligation bonds and bonds issued by school districts.

For the Money Market Fund, the low interest rate environment remained challenging but not unfamiliar; the Fed has kept its target for overnight rates at 0% to 0.25% since late 2008. We continued to look for opportunities to support returns through risk management and security selection.

A look ahead

As we enter the second half of the funds’ fiscal year, we still believe that municipal bonds are trading within an appropriate range relative to their taxable Treasury counterparts. Munis are attractive compared with other U.S. fixed income options.

Just as the U.S. economy rebounded in 2014 from a harsh winter, we expect another rebound. Growth should reacceler-ate to an annual rate of about 2.5% for the rest of the funds’ fiscal year. The steep decline in oil prices from last summer’s peak has tempered inflation and slowed corporate capital spending. And consumers have generally held onto their savings at the gas pump as they wait to see if lower prices will continue.

Interest rates, and hence bond prices, could remain volatile. The market views new pieces of information about the economy’s health through the lens of the data-dependent Fed, trying to guess when it will raise rates. It’s not unusual for volatility to increase as a rate hike approaches. Still, rates are likely to be range-bound. We expect the relative strength of the U.S. economy to set a floor, and global conditions—including the stronger dollar and European Central Bank stimulus—should serve as a cap. We believe liftoff is likely to come in the second half of 2015. The Fed may not raise rates over time as much as has been expected, especially in view of tepid economic growth.

After the significant drop in interest rates in recent years and the tightening of credit-quality spreads, many opportunities for price appreciation have been captured. Lower rates appear unlikely; we don’t see much scope for spreads to tighten significantly, nor do we expect them generally to widen. As a result, we are more focused on opportunities to pick up income by holding lower-rated bonds.

In part because of expected volatility, we anticipate maintaining above-average liquidity. That precaution should allow us to take advantage of any price dislocations that may arise as a rate hike approaches. It should also enable us to meet potential shareholder redemptions without becoming forced sellers in the market.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

James M. D’Arcy, CFA,
Portfolio Manager

Adam M. Ferguson, CFA,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

June 22, 2015

California Tax-Exempt Money Market Fund

Fund Profile
As of May 31, 2015

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	25 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratio was 0.05%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the annualized six-month expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2005	2.17%	1.70%
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00
2014	0.01	0.00
2015	0.00	0.00

7-day SEC yield (5/31/2015): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.01%	0.04%	1.11%

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.3%)
California (100.3%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.100%	6/5/15 LOC	6,650	6,650
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.100%	6/5/15 LOC	6,945	6,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.100%	6/5/15 LOC	20,000	20,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute) VRDO	0.110%	6/5/15 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.120%	6/5/15 LOC	5,485	5,485
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.110%	6/5/15	5,000	5,000
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.090%	6/5/15 LOC	8,300	8,300
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	1,165	1,216
1 California Department of Water Resources
Water System Revenue (Central Valley Project)
TOB VRDO	0.100%	6/5/15	4,100	4,100
California Education Note Participations Program
TRAN	1.500%	6/30/15	7,500	7,508
1 California Educational Facilities Authority Revenue
(California Institute of Technology) TOB VRDO	0.110%	6/5/15	3,365	3,365
California Educational Facilities Authority Revenue
(California Institute of Technology) VRDO	0.090%	6/5/15	55,800	55,800
California Educational Facilities Authority Revenue
(Stanford University) CP	0.130%	7/8/15	15,000	15,000
California Educational Facilities Authority Revenue
(Stanford University) CP	0.090%	10/23/15	10,000	10,000
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.100%	6/5/15	4,000	4,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.100%	6/5/15	4,430	4,430
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.190%	6/5/15	3,000	3,000
California Educational Facilities Authority Revenue
(University of San Francisco) VRDO	0.080%	6/5/15 LOC	5,215	5,215
1 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.100%	6/5/15	14,800	14,800
California GO VRDO	0.050%	6/1/15 LOC	8,500	8,500
California GO VRDO	0.060%	6/1/15 LOC	1,270	1,270
California GO VRDO	0.060%	6/1/15 LOC	6,905	6,905
California GO VRDO	0.060%	6/1/15 LOC	8,100	8,100
California GO VRDO	0.060%	6/1/15 LOC	4,200	4,200
California GO VRDO	0.060%	6/1/15 LOC	9,300	9,300
California GO VRDO	0.080%	6/1/15 LOC	6,600	6,600
California GO VRDO	0.070%	6/5/15 LOC	13,000	13,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.070%	6/1/15 LOC	15,850	15,850
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.080%	6/5/15 LOC	6,725	6,725
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.100%	6/5/15 LOC	800	800
2 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.110%	6/5/15 LOC	8,525	8,525
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.110%	6/5/15 LOC	12,995	12,995
1 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals) TOB
VRDO	0.100%	6/5/15 LOC	35,000	35,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford) TOB VRDO	0.110%	6/5/15	5,000	5,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford) TOB VRDO	0.130%	6/5/15	4,475	4,475
3 California Health Facilities Financing Authority
Revenue (Memorial Health Services) PUT	0.250%	12/25/15	22,000	22,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.110%	6/5/15	12,000	12,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.110%	6/5/15	51,600	51,600
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.080%	6/5/15 LOC	6,300	6,300
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.080%	6/5/15 LOC	8,000	8,000
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.090%	6/5/15 LOC	12,020	12,020
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/15	1,000	1,010
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	12,400	12,400
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	5,000	5,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	17,110	17,110
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	3,750	3,750
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.080%	6/5/15 LOC	20,000	20,000
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.100%	6/5/15 LOC	4,900	4,900
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group) VRDO	0.090%	6/5/15 LOC	35,000	35,000
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.080%	6/1/15 LOC	5,825	5,825
California Infrastructure & Economic Development
Bank Revenue (American National Red Cross)
VRDO	0.080%	6/5/15 LOC	30,615	30,615
California Infrastructure & Economic Development
Bank Revenue (Clean Water Revolving Fund)	4.000%	10/1/15	1,200	1,216
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.080%	6/1/15 LOC	2,600	2,600
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.080%	6/1/15 LOC	7,100	7,100
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.070%	6/1/15 LOC	2,800	2,800
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.110%	6/5/15 LOC	4,300	4,300
California Municipal Finance Authority Pollution
Control Revenue (Chevron USA Inc. Project)
VRDO	0.050%	6/1/15	1,100	1,100
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	2.000%	10/1/15	6,785	6,827
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.130%	6/5/15 LOC	4,275	4,275
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	10,200	10,200
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	4,300	4,300
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.110%	6/1/15 LOC	8,500	8,500
California RAN	1.500%	6/22/15	100,000	100,079
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/1/15	11,000	11,000
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/1/15	2,000	2,000
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/30/15	12,000	12,018
California State University CP	0.080%	6/2/15 LOC	10,045	10,045
California State University CP	0.100%	6/2/15 LOC	3,800	3,800
California State University CP	0.100%	6/2/15 LOC	6,240	6,240
California State University Systemwide Revenue	5.000%	11/1/15 (Prere.)	1,265	1,290
California State University Systemwide Revenue	5.000%	11/1/15 (Prere.)	1,480	1,510
1 California State University Systemwide Revenue
TOB VRDO	0.110%	6/5/15	1,735	1,735

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.090%	6/5/15	121,935	121,935
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.110%	6/5/15 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.100%	6/5/15 LOC	10,390	10,390
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.110%	6/5/15 LOC	5,800	5,800
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.110%	6/5/15 LOC	11,900	11,900
California Statewide Communities Development
Authority Pollution Control Revenue
(Chevron USA Inc. Project) VRDO	0.050%	6/1/15	1,850	1,850
2 California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.120%	6/5/15 LOC	34,300	34,300
California Statewide Communities Development
Authority Revenue (John Muir Health) VRDO	0.060%	6/1/15 LOC	4,000	4,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	6/1/15	1,500	1,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	8/6/15	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.080%	6/5/15	20,000	20,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.100%	6/5/15	37,803	37,804
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.100%	6/5/15	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of San Diego)
VRDO	0.070%	6/5/15 LOC	23,050	23,050
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.100%	6/5/15 LOC	8,700	8,700
Cerritos CA Community College District GO	1.500%	8/1/15	8,455	8,474
Cerritos CA Community College District GO	2.000%	8/1/15	1,565	1,570
1 Cerritos CA Community College District GO
TOB VRDO	0.120%	6/5/15	7,845	7,845
Chaffey CA Community College District GO	1.000%	6/1/15	1,500	1,500
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.090%	6/5/15 LOC	32,940	32,940
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/15	14,115	14,343
Contra Costa CA Municipal Water District Revenue	5.000%	10/1/15	1,390	1,412
Contra Costa CA Municipal Water District Revenue
(Extendible) CP	0.090%	11/7/15	9,000	9,000
Contra Costa CA Transportation Authority Sales
Tax Revenue	4.000%	3/1/16	1,700	1,748
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/15	3,510	3,510
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.070%	11/30/15	30,000	30,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.090%	12/20/15	20,800	20,800
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.080%	12/28/15	12,200	12,200
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	1/26/16	23,000	23,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.080%	1/31/16	27,500	27,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	2/12/16	4,425	4,425
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	2/13/16	5,975	5,975
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	2/21/16	17,000	17,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.110%	2/21/16	5,000	5,000
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.090%	6/5/15	9,260	9,260
1 Eastern California Municipal Water District Water
& Sewer COP TOB VRDO	0.110%	6/5/15	1,595	1,595
3 Eastern California Municipal Water District Water
& Sewer Revenue PUT	0.140%	11/9/15	10,000	10,000
3 Eastern California Municipal Water District Water
& Sewer Revenue PUT	0.140%	5/5/16	8,750	8,750
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.070%	6/1/15	18,875	18,875
Elsinore Valley CA Municipal Water District
COP VRDO	0.090%	6/5/15 LOC	7,800	7,800
Escondido CA Community Development
(Escondido Promenade Project) COP VRDO	0.120%	6/5/15 LOC	9,300	9,300
Escondido CA Community Development
Multifamily Revenue (Heritage Park Apartments)
VRDO	0.120%	6/5/15 LOC	4,250	4,250
Fremont CA COP VRDO	0.090%	6/5/15 LOC	27,690	27,690
Fremont CA COP VRDO	0.090%	6/5/15 LOC	14,445	14,445
Fremont CA COP VRDO	0.090%	6/5/15 LOC	8,165	8,165
Fremont CA Union High School District TRAN	1.000%	6/30/15	5,000	5,004
Irvine CA Assessment District No. 94-13
Improvement Revenue (Oak Creek) VRDO	0.060%	6/1/15 LOC	8,435	8,435
Irvine CA Assessment District No. 97-16
Improvement Revenue VRDO	0.060%	6/1/15 LOC	1,085	1,085
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.060%	6/1/15 LOC	9,700	9,700
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.060%	6/1/15 LOC	2,550	2,550
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.060%	6/1/15 LOC	13,392	13,392
3 Irvine CA Ranch Water District Revenue PUT	0.130%	3/15/16	4,500	4,500
3 Irvine CA Ranch Water District Revenue PUT	0.130%	3/15/16	8,500	8,500
Irvine CA Ranch Water District Revenue VRDO	0.070%	6/1/15 LOC	8,600	8,600
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.060%	6/1/15 LOC	13,365	13,365
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.060%	6/1/15 LOC	15,726	15,726

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.070%	6/1/15 LOC	10,116	10,116
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.070%	6/1/15 LOC	14,600	14,600
Irvine CA Unified School District Community
Facilities District No. 09-A Special Tax Revenue
VRDO	0.070%	6/1/15 LOC	7,700	7,700
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue (Richards Manor)
VRDO	0.120%	6/5/15 LOC	4,770	4,770
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	3,000	3,072
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	6,000	6,144
Los Altos CA Union High School District TRAN	1.000%	6/30/15	5,000	5,004
Los Angeles CA Community College District GO	2.000%	8/1/15	16,700	16,753
1 Los Angeles CA Community College District GO
TOB VRDO	0.100%	6/5/15	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.100%	6/5/15 LOC	6,000	6,000
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.110%	6/5/15 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.110%	6/5/15	5,100	5,100
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.110%	6/5/15	2,500	2,500
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.110%	6/5/15	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.140%	6/5/15	18,885	18,885
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.140%	6/5/15	7,980	7,980
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.170%	6/5/15	5,020	5,020
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.170%	6/5/15	6,665	6,665
Los Angeles CA Department of Water &
Power Revenue	4.000%	1/1/16	11,925	12,081
Los Angeles CA Department of Water &
Power Revenue	5.000%	1/1/16	29,700	30,186
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.100%	6/1/15	23,110	23,110
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.090%	6/5/15	4,700	4,700
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.110%	6/5/15	10,900	10,900
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.110%	6/5/15	7,495	7,495
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.120%	6/5/15	6,200	6,200

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue VRDO	0.060%	6/1/15	2,400	2,400
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/1/15	18,000	18,000
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/5/15	9,500	9,500
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/5/15	18,950	18,950
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/5/15	9,250	9,250
Los Angeles CA Department of Water &
Power Revenue VRDO	0.090%	6/5/15	33,900	33,900
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.110%	6/5/15	8,150	8,150
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.140%	6/5/15	2,220	2,220
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.090%	6/5/15 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.120%	6/5/15 LOC	6,595	6,595
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.120%	6/5/15 LOC	23,600	23,600
Los Angeles CA TRAN	1.500%	6/25/15	25,000	25,023
Los Angeles CA Unified School District GO	0.500%	7/1/15	4,305	4,306
Los Angeles CA Unified School District GO	5.000%	7/1/15 (Prere.)	6,520	6,546
1 Los Angeles CA Unified School District GO
TOB VRDO	0.110%	6/5/15	6,660	6,660
1 Los Angeles CA Unified School District GO
TOB VRDO	0.110%	6/5/15	9,995	9,995
1 Los Angeles CA Unified School District GO
TOB VRDO	0.110%	6/5/15	9,170	9,170
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.110%	6/5/15	7,500	7,500
Los Angeles California Solid Waste Resource
Revenue	5.000%	2/1/16	6,540	6,749
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15	5,000	5,020
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15 (Prere.)	6,500	6,526
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15 (Prere.)	1,335	1,340
Los Angeles County CA Multifamily Housing
Revenue (Valencia Village Project) VRDO	0.110%	6/5/15	6,325	6,325
Los Angeles County CA Public Works Financing
Authority Revenue	5.000%	10/1/15 (4)	1,000	1,016
Los Angeles County CA TRAN	1.500%	6/30/15	30,000	30,033
1 Los Angeles County CA Unified School District
GO TOB VRDO	0.110%	6/5/15	5,000	5,000
Manteca CA Redevelopment Agency Tax
Allocation Revenue VRDO	0.070%	6/1/15 LOC	12,725	12,725
1 Metropolitan Water District of Southern California
Revenue TOB VRDO	0.120%	6/5/15	7,100	7,100
Metropolitan Water District of Southern California
Revenue VRDO	0.060%	6/1/15	9,500	9,500

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan Water District of Southern California
Revenue VRDO	0.070%	6/5/15	5,000	5,000
Metropolitan Water District of Southern California
Revenue VRDO	0.080%	6/5/15	20,100	20,100
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	2.000%	9/1/15	2,125	2,135
North Orange County CA Community College
District GO	5.000%	8/1/15 (Prere.)	2,830	2,853
1 Nuveen California AMT-Free Municipal Income
Fund VRDP VRDO	0.180%	6/5/15 LOC	16,200	16,200
1 Nuveen California Dividend Advantage Municipal
Fund 2 VRDP VRDO	0.200%	6/5/15 LOC	25,000	25,000
1 Nuveen California Dividend Advantage Municipal
Fund 3 VRDP VRDO	0.180%	6/5/15 LOC	35,000	35,000
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.170%	6/5/15 LOC	24,000	24,000
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.170%	6/5/15 LOC	41,600	41,600
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.170%	6/5/15 LOC	14,900	14,900
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.180%	6/5/15 LOC	14,800	14,800
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.180%	6/5/15 LOC	18,000	18,000
Nuveen Insured California AMT-Free Municipal
Income Fund VRDP VRDO	0.160%	6/5/15 LOC	39,500	39,500
Ohlone CA Community College District GO	1.000%	8/1/15	1,945	1,948
Orange County CA Apartment Development
Revenue VRDO	0.090%	6/5/15 LOC	9,550	9,550
Orange County CA Sanitation District Wastewater
Revenue	5.000%	8/1/15	2,600	2,621
Orange County CA Water District COP VRDO	0.090%	6/5/15	8,600	8,600
Orange County CA Water District CP	0.120%	7/1/15 LOC	20,400	20,400
Otay CA Water District (Capital Project) COP VRDO	0.080%	6/5/15 LOC	8,610	8,610
Palo Alto CA Unified School District GO	3.000%	7/1/15	1,000	1,002
Pasadena CA Water Revenue	4.000%	6/1/15	1,760	1,760
1 Peralta CA Community College District Revenue
TOB VRDO	0.100%	6/5/15	19,645	19,645
1 Regents of the University of California Revenue
TOB VRDO	0.110%	6/5/15	5,125	5,125
1 Regents of the University of California Revenue
TOB VRDO	0.110%	6/5/15	3,495	3,495
1 Regents of the University of California Revenue
TOB VRDO	0.110%	6/5/15	6,000	6,000
1 Regents of the University of California Revenue
TOB VRDO	0.110%	6/5/15	4,377	4,377
1 Riverside CA Electric Revenue TOB VRDO	0.100%	6/1/15	12,195	12,195
Riverside CA Electric Revenue VRDO	0.070%	6/5/15 LOC	32,625	32,625
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.130%	6/5/15 LOC	4,505	4,505
Riverside County CA TRAN	1.500%	6/30/15	50,000	50,055
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.080%	6/5/15	34,190	34,190

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Municipal Utility District Revenue
CP	0.080%	7/1/15 LOC	20,000	20,000
Sacramento CA Municipal Utility District Revenue
VRDO	0.080%	6/5/15 LOC	12,500	12,500
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.090%	6/5/15	46,800	46,800
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.110%	6/5/15 LOC	12,300	12,300
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.110%	6/5/15 LOC	10,000	10,000
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/15 (Prere.)	1,425	1,459
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.090%	6/5/15 LOC	7,550	7,550
1 San Bernardino CA Community College District
GO TOB VRDO	0.110%	6/5/15	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/30/15	25,000	25,037
1 San Bernardino County CA Transportation
Authority Revenue TOB VRDO	0.110%	6/5/15	12,100	12,100
1 San Diego CA Community College District
GO TOB VRDO	0.090%	6/5/15	5,710	5,710
1 San Diego CA Community College District
GO TOB VRDO	0.120%	6/5/15	3,290	3,290
1 San Diego CA Community College District
GO TOB VRDO	0.120%	6/5/15	5,000	5,000
San Diego CA County & School District TRAN	2.000%	6/30/15	10,000	10,015
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments
Project) VRDO	0.110%	6/5/15 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.110%	6/5/15 LOC	32,440	32,440
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.100%	6/5/15	8,280	8,280
San Diego CA Unified School District TRAN	1.500%	6/30/15	10,000	10,011
San Diego County CA Regional Transportation
Authority Sales Tax Revenue VRDO	0.120%	6/5/15	3,785	3,785
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.080%	6/5/15	53,345	53,345
1 San Diego County CA Regional Transportation
Commission TOB VRDO	0.110%	6/5/15	2,220	2,220
San Diego County CA Water Authority
Extendible CP	0.100%	1/26/16	5,000	5,000
San Diego County CA Water Authority
Extendible CP	0.100%	2/21/16	2,500	2,500
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.100%	6/5/15	4,000	4,000
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.150%	6/5/15	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.150%	6/5/15	6,500	6,500
San Diego County CA Water Authority
Revenue CP	0.060%	6/4/15	10,000	10,000
1 San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue TOB VRDO	0.110%	6/5/15	3,335	3,335

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue TOB VRDO	0.110%	6/5/15	9,900	9,900
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.080%	6/5/15 LOC	37,650	37,650
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.080%	6/5/15 LOC	10,740	10,740
San Francisco CA City & County GO	2.000%	6/15/15	1,145	1,146
San Francisco CA City & County International
Airport Revenue VRDO	0.080%	6/5/15 LOC	24,800	24,800
San Francisco CA City & County International
Airport Revenue VRDO	0.080%	6/5/15 LOC	12,700	12,700
San Francisco CA City & County Public Utilities
Commission Sewer Revenue CP	0.070%	7/8/15	10,000	10,000
San Francisco CA City & County Public Utilities
Commission Sewer Revenue CP	0.080%	8/5/15 LOC	12,500	12,500
San Francisco CA City & County Public Utilities
Commission Water Revenue	4.500%	5/1/16 (Prere.)	25,000	25,978
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.110%	6/5/15	6,800	6,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.110%	6/5/15 LOC	50,100	50,100
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	2.000%	8/1/15	2,600	2,608
1 San Joaquin Delta CA Community College District
TOB VRDO	0.200%	6/5/15	2,415	2,415
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.110%	6/5/15 LOC	15,600	15,600
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.120%	6/5/15 LOC	10,000	10,000
1 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.130%	6/5/15	7,310	7,310
Santa Ana College Improvement District No. 1
(Rancho Santiago Community College) GO	2.000%	8/1/15	6,345	6,365
Santa Monica CA Community College District GO	1.000%	8/1/15	3,800	3,806
Sequoia CA Union High School District GO	2.000%	7/1/15	8,550	8,563
Sequoia CA Union High School District TRAN	1.000%	7/10/15	9,815	9,824
Southern California Public Power Authority
Revenue (Magnolia Power Project) VRDO	0.080%	6/5/15 LOC	2,400	2,400
Southern California Public Power Authority
Revenue VRDO	0.090%	6/5/15 LOC	31,700	31,700
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center) VRDO	0.070%	6/5/15 LOC	6,000	6,000
Turlock CA Irrigation District Revenue CP	0.070%	7/1/15 LOC	6,610	6,610
University of California Regents Medical Center
Pooled Revenue VRDO	0.050%	6/1/15	965	965
University of California Regents Medical Center
Pooled Revenue VRDO	0.080%	6/1/15	3,785	3,785
University of California Revenue	3.000%	5/15/16	3,800	3,901
University of California Revenue	5.000%	5/15/16 (Prere.)	15,005	15,836
University of California Revenue	5.000%	5/15/16 (Prere.)	15,765	16,639
1 University of California Revenue TOB VRDO	0.110%	6/5/15	3,400	3,400

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of California Revenue VRDO	0.080%	6/5/15	20,000	20,000
University of California Revenue VRDO	0.100%	6/5/15	63,550	63,550
Ventura County CA TRAN	1.500%	7/1/15	16,500	16,519
Western Municipal Water District Facilities
Authority California Water Revenue VRDO	0.080%	6/5/15 LOC	20,475	20,475
Westlands CA Water District COP VRDO	0.100%	6/5/15 LOC	22,080	22,080
Total Tax-Exempt Municipal Bonds (Cost $3,446,730)				3,446,730
Other Assets and Liabilities (-0.3%)
Other Assets				26,922
Liabilities				(37,220)
				(10,298)
Net Assets (100%)
Applicable to 3,435,794,202 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,436,432
Net Asset Value Per Share				$1.00

At May 31, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,436,432
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				—
Net Assets				3,436,432

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $696,000,000, representing 20.3% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	1,138
Total Income	1,138
Expenses
The Vanguard Group—Note B
Investment Advisory Services	346
Management and Administrative	2,016
Marketing and Distribution	428
Custodian Fees	19
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	2,823
Expense Reduction—Note B	(1,861)
Net Expenses	962
Net Investment Income	176
Realized Net Gain (Loss) on Investment Securities Sold	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	175

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	176	368
Realized Net Gain (Loss)	(1)	(23)
Net Increase (Decrease) in Net Assets Resulting from Operations	175	345
Distributions
Net Investment Income	(176)	(368)
Realized Capital Gain	—	—
Total Distributions	(176)	(368)
Capital Share Transactions (at $1.00 per share)
Issued	1,208,341	2,392,394
Issued in Lieu of Cash Distributions	168	352
Redeemed	(1,357,654)	(2,679,172)
Net Increase (Decrease) from Capital Share Transactions	(149,145)	(286,426)
Total Increase (Decrease)	(149,146)	(286,449)
Net Assets
Beginning of Period	3,585,578	3,872,027
End of Period	3,436,432	3,585,578

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0003	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0003	.001	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.00%	0.01%	0.01%	0.03%	0.07%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,436	$3,586	$3,872	$3,813	$4,131	$4,610
Ratio of Expenses to
Average Net Assets	0.05%[2]	0.07%[2]	0.11%[2]	0.15%[2]	0.16%[2]	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.03%	0.07%	0.11%

The expense ratio and net income ratio for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, 0.16%
for 2012, and 0.17% for 2011. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $305,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended May 31, 2015, Vanguard’s expenses were reduced by $1,861,000 (an effective annual rate of 0.11% of the fund’s average net assets).

California Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At May 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.65%	1.74%

Financial Attributes

		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	1,908	1,631	47,633

Yield to Maturity
(before expenses)	1.8%	1.7%	2.3%

Average Coupon	4.2%	4.7%	4.8%

Average Duration	4.9 years	4.8 years	6.5 years

Average Stated
Maturity	9.2 years	7.4 years	13.1 years

Short-Term
Reserves	6.6%	—	—

Volatility Measures
	Barclays Muni	Barclays
	CA IT	Municipal
	Bond Index	Bond Index
R-Squared	0.95	0.97
Beta	1.06	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	8.0%
1 - 3 Years	8.5
3 - 5 Years	11.2
5 - 10 Years	26.5
10 - 20 Years	45.2
20 - 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
AAA	7.4%
AA	71.9
A	14.1
BBB	4.6
BB	0.1
B	0.3
Not Rated	1.6

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity

Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.11% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Investment Focus

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015

				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	3.90%	-1.79%	2.11%	2.37%
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	3.12	-5.03	-1.91	-1.15
2014	3.23	4.06	7.29	6.12
2015	1.41	-0.76	0.65	0.52
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	5.66%	5.13%	3.73%	0.70%	4.43%
Admiral Shares	11/12/2001	5.74	5.22	3.81	0.70	4.51

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (102.2%)
California (102.0%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.500%	7/1/19	1,365	1,365
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	1,220	1,221
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/23	700	795
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/24	1,195	1,345
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,098
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/32	1,060	1,145
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,247
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,372
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	972
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	644
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,153
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,447
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	8,068
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.250%	8/1/23	1,000	1,166

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,104
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/25	950	1,082
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	2,490	2,820
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	900	1,008
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,354
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/31	1,000	1,137
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/32	1,000	1,131
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/34	1,780	1,994
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/21	275	321
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/22	355	418
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/23	375	445
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/24	400	477
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/25	510	600
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/26	685	797
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/28	1,165	1,333
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/29	1,000	1,141
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/30	1,425	1,614
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/31	500	565
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/32	525	590
Acalanes CA Union High School District GO	0.000%	8/1/27	1,225	744
Acalanes CA Union High School District GO	0.000%	8/1/28	1,230	708
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/27 (15)	750	870

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/28 (15)	1,000	1,148
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/30 (15)	1,680	1,910
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/31 (15)	1,640	1,858
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/32 (15)	3,000	3,386
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/33 (15)	2,375	2,670
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/15 (2)	1,285	1,283
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/16 (2)	4,655	4,600
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/18 (2)	300	281
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/19 (2)	14,290	13,043
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/20 (2)	13,215	11,746
Alameda CA Corridor Transportation
Authority Revenue	4.000%	3/1/22	5,500	6,285
Alameda CA Corridor Transportation
Authority Revenue	5.000%	10/1/22	2,190	2,619
Alameda CA Corridor Transportation
Authority Revenue	5.000%	10/1/23	2,160	2,605
Alameda CA Corridor Transportation
Authority Revenue	5.400%	10/1/24 (2)	3,805	4,152
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/29 (2)	30,240	15,753
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/30 (2)	9,110	4,501
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	3,961
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/32	7,000	7,965
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/33	8,415	9,562
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/34	4,640	5,254
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,700
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,577
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/28	1,150	1,340
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	4,761
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	4,994
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,539

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	5,833
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,501
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,315
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	10,387
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	12,075
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	312
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,550
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,220
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,296
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,237
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,820
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.500%	4/1/18 (Prere.)	3,875	4,365
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/19 (Prere.)	75	86
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/19 (Prere.)	11,355	13,101
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,449
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,730
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,820
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	8,000	9,122
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,060
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	16,700	19,223
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	16,125	18,484
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	7,645	8,654
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.984%	8/1/17	37,550	37,651
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,604
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.500%	4/2/18	5,100	5,130
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.800%	10/1/19	5,000	5,047
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.800%	10/1/19	5,825	5,880
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.700%	4/1/20	20,115	20,048

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.875%	4/1/20	25,000	25,185
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.800%	4/1/21	20,500	20,437
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	33,000	33,080
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.000%	5/1/23	4,350	4,356
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.000%	5/1/23	19,000	19,027
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.200%	4/1/24	6,100	6,160
Bay Area Toll Authority California Toll Bridge
Revenue PUT	1.875%	4/1/19	1,250	1,265
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/21	5,500	6,450
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/24	5,110	6,048
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/25	4,020	4,724
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/24 (4)	1,000	1,199
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/25 (4)	1,430	1,693
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/26 (4)	2,000	2,333
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/27 (4)	2,375	2,746
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/29 (4)	1,240	1,413
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/30 (4)	750	848
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/32 (4)	3,790	3,943
Brentwood CA Infrastructure Financing
Authority Water Revenue	5.000%	7/1/23	400	486
Brentwood CA Infrastructure Financing
Authority Water Revenue	5.000%	7/1/24	500	614
Brentwood CA Infrastructure Financing
Authority Water Revenue	5.000%	7/1/25	500	604
Brentwood CA Infrastructure Financing
Authority Water Revenue	4.000%	7/1/30	1,700	1,783
Brentwood CA Infrastructure Financing
Authority Water Revenue	4.000%	7/1/31	1,980	2,071
Brentwood CA Infrastructure Financing
Authority Water Revenue	4.000%	7/1/32	2,085	2,169
Brentwood CA Infrastructure Financing
Authority Water Revenue	4.000%	7/1/33	2,165	2,250
Brentwood CA Infrastructure Financing
Authority Water Revenue	4.000%	7/1/34	2,210	2,294
Burbank CA Redevelopment Agency Tax
Allocation Revenue	5.000%	12/1/20 (15)	1,610	1,884

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burbank CA Redevelopment Agency Tax
Allocation Revenue	5.000%	12/1/21 (15)	1,255	1,485
Burbank CA Redevelopment Agency Tax
Allocation Revenue	5.000%	12/1/23 (15)	1,500	1,810
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,275	10,336
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/22	1,000	1,150
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/23	1,200	1,391
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/24	3,840	4,472
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	20,486
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,219
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	9,600	10,399
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	27,081
California Department of Water Resources
Power Supply Revenue	4.000%	5/1/18	1,380	1,499
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18 (Prere.)	28,585	31,908
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18 (Prere.)	2,720	3,036
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18 (Prere.)	10,485	11,704
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	20,007
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	1,810	2,017
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,390
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	22,414
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20 (Prere.)	3,100	3,652
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20 (Prere.)	6,715	7,910
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	23,890	27,950
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,250	21,352
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	15,000	17,818
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	11,415	12,737
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	1,900	2,216
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	7,721
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	22,315

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	9,000	10,815
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22 (4)	1,090	1,215
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	4,190	4,672
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	4,110	4,782
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22 (4)	1,000	1,116
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	5,395	6,016
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	4,905	5,473
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	8,280	9,239
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/19 (Prere.)	7,960	9,295
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,483
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	1,850	2,234
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	2,905	3,508
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,355	4,051
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,455	4,172
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	6,797
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,323
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/23	10,000	12,353
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/24	95	106
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/24	9,500	11,833
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/26	285	318
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/27	840	975
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/27	995	1,185
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,879
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/28	1,150	1,381
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,082
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,727
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/29	1,185	1,406

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,135
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,491
1 California Department of Water Resources Water
System Revenue (Central Valley Project) PUT	0.400%	12/1/17	17,000	16,992
California Economic Recovery GO	5.000%	7/1/18 (ETM)	23,110	25,900
California Economic Recovery GO	5.000%	7/1/18	6,660	7,496
California Economic Recovery GO	5.000%	7/1/19 (Prere.)	43,745	50,453
California Economic Recovery GO	5.000%	7/1/19 (ETM)	32,330	37,287
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	28,845	33,555
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	16,540	19,241
California Economic Recovery GO	5.000%	7/1/22	16,280	17,071
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/15	380	380
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	420
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/20	790	879
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/23	1,195	1,339
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/24	380	426
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,239
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	10,000	12,616
California Educational Facilities Authority Revenue
(University of La Verne)	5.000%	6/1/29	3,705	3,710
California Educational Facilities Authority Revenue
(University of San Francisco) VRDO	0.080%	6/5/15 LOC	16,700	16,700
California Educational Facilities Authority Revenue
(University of San Francisco) VRDO	0.080%	6/5/15 LOC	6,000	6,000
2 California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/25	5,000	6,210
California Educational Facilities Authority Revenue
(University of Southern California)	4.500%	10/1/33	6,115	6,525
3 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.080%	6/1/15	614	614
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	5,865	5,975
California GO	4.750%	6/1/15 (Prere.)	3,000	3,001
California GO	5.000%	6/1/15 (Prere.)	10,005	10,008
California GO	4.500%	3/1/16 (Prere.)	6,410	6,607
California GO	5.000%	3/1/16 (Prere.)	5,535	5,731
California GO	5.000%	3/1/16 (Prere.)	1,000	1,035
California GO	4.000%	4/1/16	525	542
California GO	5.000%	10/1/16	11,875	12,609
California GO	5.000%	12/1/16	1,200	1,282
California GO	5.000%	4/1/17	11,000	11,883
California GO	6.000%	4/1/17 (2)	680	748
1 California GO	0.850%	5/1/17	1,000	1,006
California GO	5.250%	2/1/18 (14)	8,000	8,904
California GO	6.000%	2/1/18 (2)	6,240	7,075
California GO	5.000%	3/1/18	1,850	2,052

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.500%	4/1/18	20,000	22,519
1 California GO	1.000%	5/1/18	9,230	9,354
California GO	5.000%	8/1/18	1,895	2,034
California GO	5.000%	10/1/18	14,095	15,892
California GO	5.000%	10/1/18	20,000	22,550
California GO	2.000%	11/1/18	16,545	17,032
California GO	5.500%	4/1/19	11,245	13,019
California GO	5.000%	8/1/19	30,000	30,247
California GO	5.000%	10/1/19	21,000	24,224
California GO	5.000%	10/1/19 (14)	14,800	15,667
California GO	2.000%	11/1/19	6,695	6,879
California GO	5.000%	2/1/20	2,950	3,422
California GO	5.250%	2/1/20	7,500	8,785
California GO	5.000%	3/1/20	19,535	22,701
California GO	5.000%	8/1/20	14,890	15,974
California GO	5.000%	9/1/20	9,970	11,699
California GO	5.000%	10/1/20	5,555	6,529
California GO	5.000%	11/1/20	47,795	56,255
California GO	5.000%	3/1/21	2,250	2,619
California GO	5.000%	4/1/21	2,240	2,645
California GO	5.500%	4/1/21	2,000	2,311
California GO	5.000%	9/1/21	13,700	16,285
California GO	5.000%	9/1/21	1,310	1,557
California GO	5.000%	9/1/21	9,800	11,649
California GO	5.000%	10/1/21	2,575	3,065
California GO	5.000%	11/1/21	2,820	3,360
California GO	5.000%	2/1/22	8,125	9,674
California GO	5.000%	4/1/22	4,550	5,431
California GO	5.000%	6/1/22	12,000	12,003
California GO	5.000%	9/1/22	12,710	15,263
California GO	5.250%	9/1/22	17,400	21,188
California GO	5.000%	10/1/22	15,000	18,034
California GO	5.000%	11/1/22	26,570	31,981
California GO	5.000%	2/1/23	9,610	11,324
California GO	5.000%	2/1/23	15,000	18,045
California GO	5.000%	9/1/23	7,000	8,368
California GO	5.000%	9/1/23	10,000	12,123
California GO	5.000%	9/1/23	12,120	12,817
California GO	5.250%	9/1/23	2,455	2,952
California GO	5.000%	10/1/23	12,500	13,265
California GO	5.000%	10/1/23	3,135	3,804
California GO	5.000%	10/1/23	12,450	15,108
California GO	5.000%	11/1/23	20,000	24,295
California GO	5.000%	12/1/23	7,500	8,250
California GO	5.000%	3/1/24	3,000	3,477
California GO	5.000%	8/1/24 (4)	31,275	31,533
California GO	5.000%	8/1/24	10,100	10,814
California GO	5.000%	9/1/24	10,000	11,989
California GO	5.000%	10/1/24	13,440	14,240
California GO	5.000%	10/1/24	8,725	10,657
California GO	5.000%	10/1/24	11,420	12,675
California GO	5.000%	11/1/24	5,000	5,899
California GO	5.000%	11/1/24	6,000	6,569
California GO	5.000%	12/1/24	15,500	18,634
California GO	5.000%	12/1/24	2,000	2,195

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	2/1/25	12,940	15,252
California GO	5.125%	3/1/25	2,100	2,331
California GO	5.000%	8/1/25	18,525	19,816
California GO	5.000%	9/1/25	1,500	1,688
California GO	5.000%	9/1/25	2,185	2,602
California GO	5.000%	10/1/25	13,865	16,437
California GO	5.000%	10/1/25	8,490	9,420
California GO	5.000%	11/1/25	14,125	17,033
California GO	5.000%	11/1/25	1,500	1,768
California GO	5.000%	12/1/25	21,015	22,991
California GO	5.000%	3/1/26	5,000	5,165
California GO	5.000%	3/1/26	5,000	5,778
California GO	5.000%	4/1/26	27,480	30,451
California GO	5.000%	9/1/26	2,500	2,809
California GO	5.000%	11/1/26	7,500	8,815
California GO	5.000%	4/1/27	24,285	26,903
California GO	5.750%	4/1/27	31,455	36,436
California GO	4.500%	8/1/27	8,145	8,601
California GO	5.000%	9/1/27	5,500	6,178
California GO	5.000%	10/1/27	13,875	16,150
California GO	5.250%	10/1/27	5,000	5,862
California GO	5.750%	4/1/28	30,000	34,678
California GO	4.500%	8/1/28 (11)	3,375	3,559
California GO	5.000%	9/1/28	17,500	19,599
California GO	5.250%	9/1/28	6,000	6,980
California GO	5.250%	2/1/29	2,790	3,235
California GO	5.000%	9/1/29	6,000	6,819
California GO	5.000%	9/1/29	16,000	17,881
California GO	5.000%	10/1/29	10,245	11,298
California GO	5.250%	3/1/30	20,000	23,210
California GO	5.000%	5/1/30	13,870	16,015
California GO	4.500%	8/1/30	3,100	3,268
California GO	5.000%	9/1/30	10,000	11,321
California GO	5.000%	9/1/30	10,180	11,308
California GO	5.250%	9/1/30	5,000	5,877
California GO	5.000%	10/1/30	5,800	6,733
California GO	5.750%	4/1/31	37,030	42,654
California GO	5.000%	5/1/31	13,000	14,945
California GO	5.000%	10/1/31	5,500	6,356
California GO	5.000%	12/1/31	6,000	6,895
California GO	5.000%	2/1/32	2,540	2,865
California GO	5.000%	10/1/32	23,500	27,054
California GO	5.000%	12/1/32	7,000	7,638
California GO	6.000%	3/1/33	12,000	14,543
California GO	5.125%	4/1/33	6,550	7,198
California GO	6.500%	4/1/33	22,715	27,190
California GO	5.000%	9/1/33	3,830	4,362
California GO	5.000%	10/1/34	9,200	10,527
California GO	4.500%	3/1/36 (10)	4,975	5,084
1 California GO PUT	0.650%	12/1/16	10,000	10,011
California GO PUT	4.000%	12/1/16	22,925	23,736
1 California GO PUT	0.957%	12/3/18	1,000	1,017
California GO PUT	3.000%	12/1/19	52,000	55,049
California GO VRDO	0.050%	6/1/15 LOC	8,500	8,500
California GO VRDO	0.050%	6/1/15 LOC	7,700	7,700

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO VRDO	0.060%	6/1/15 LOC	12,660	12,660
California GO VRDO	0.060%	6/1/15 LOC	5,900	5,900
California GO VRDO	0.060%	6/1/15 LOC	2,800	2,800
California GO VRDO	0.060%	6/1/15 LOC	4,150	4,150
California GO VRDO	0.070%	6/1/15 LOC	12,800	12,800
California GO VRDO	0.080%	6/1/15 LOC	3,900	3,900
California GO VRDO	0.080%	6/1/15 LOC	29,040	29,040
2 California GO VRDO	0.110%	6/5/15 LOC	20,000	20,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,585
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,291
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,819
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,139
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,473
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,441
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,452
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,300	5,914
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	22,382
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,411
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,260	4,942
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.160%	6/5/15 LOC	14,000	14,000
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,043
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,684
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,148
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,455
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,361
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/34	3,500	3,565
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	3,500	3,936
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,536
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,208
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,079
1 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)
PUT	1.900%	7/1/17	5,255	5,331

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,900
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,203
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	760
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	339
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	521
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,022
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	878
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	353
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	908
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	919
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	833
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,649
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,760
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,978
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,599
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	13,852
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	3,500	3,859
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	3.000%	2/1/19	1,235	1,296
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	4.000%	2/1/20	1,715	1,886
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/28	3,000	3,419
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/29	1,000	1,134
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/30	2,205	2,486
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/31	5,930	6,644
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/32	2,610	2,915
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/33	3,295	3,669
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/34	2,390	2,657
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/35	4,020	4,462

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.100%	6/5/15 LOC	6,900	6,900
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford)	4.000%	8/15/19	500	554
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford)	5.000%	8/15/21	800	950
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford)	5.000%	8/15/22	500	600
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford) PUT	1.450%	3/15/17	80	81
3 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford) TOB VRDO	0.110%	6/5/15	1,665	1,665
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/24	850	1,003
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/25	425	496
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/26	775	896
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,487
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,666
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,156
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,029
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,020	1,155
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,194
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,545
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,886
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,810
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,747
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/17	380	413
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/18	335	373
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/20	300	345

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/21	465	541
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/22	175	205
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/24	370	440
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/25	500	597
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/26	750	878
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/28	880	1,010
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/29	855	975
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/31	870	983
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	3,030	3,546
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	4,000	4,681
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/23	1,500	1,812
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/24	1,525	1,854
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/25	2,610	3,110
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/26	2,700	3,195
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/28	1,840	2,122
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/30	4,000	4,577
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/31	5,000	5,700
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/33	5,000	5,640
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/34	5,650	6,353
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	574
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	7,201
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,865	3,278
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,760

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,367
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	861
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	966
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,330
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,120
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/29	4,970	5,656
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,418
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/33	6,250	7,013
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,611
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/18/22	6,000	7,188
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,303
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,545
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,164
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.250%	11/15/31	2,000	2,281
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/16	1,000	1,056
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/19	2,000	2,303
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,574
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,514
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,294
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,546
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,183
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	5,917
3 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	3,500	3,500
3 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	1,300	1,300
California Housing Finance Agency Multifamily
Housing Revenue	0.850%	8/1/16	750	750
2 California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/22	1,400	1,687
2 California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/23	1,800	2,193

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/24	1,175	1,442
3 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.100%	6/1/15 (ETM)	64,805	64,805
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/34	10,000	11,136
1 California Infrastructure & Economic Development
Bank Revenue (Index-Museum Art Project) PUT	1.880%	8/1/18	6,000	6,182
California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,418
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.380%	4/1/16	3,190	3,193
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.380%	4/3/17	6,100	6,096
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.380%	4/1/18	1,500	1,494
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.380%	4/2/18	32,470	32,348
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.080%	6/1/15 LOC	9,400	9,400
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.080%	6/1/15 LOC	9,345	9,345
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.070%	6/1/15 LOC	8,600	8,600
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,859
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,083
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,191
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.000%	2/1/16	1,000	1,029
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.375%	2/1/29	16,610	18,585
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/21	565	652
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/23	400	469
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/30	1,000	1,093
California Municipal Finance Authority Pollution
Control Revenue (Chevron USA Inc. Project)
VRDO	0.050%	6/1/15	2,000	2,000
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/24	1,500	1,841

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)
PUT	0.600%	4/2/18	6,000	6,002
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/31	3,955	4,155
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/32	4,220	4,416
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/33	4,390	4,594
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/19	1,450	1,603
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/20	1,760	1,965
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/21	1,300	1,464
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/22	1,000	1,129
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/24	1,325	1,505
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/25	1,180	1,342
1 California Municipal Finance Authority Revenue
(NorthBay Healthcare Group) PUT	2.200%	11/1/16	5,000	5,009
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,905	1,977
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,499
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,616
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	19,550	19,550
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	34,800	34,800
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	43,500	43,500
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	3,910
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,250
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	3,975	4,086
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	27,790	28,565
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	7,495
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,014
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/18	11,625	12,960
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/19	12,200	13,922
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/20	13,000	15,155
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	5,864

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/21	1,375	1,621
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	9,425	11,208
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/22	1,500	1,791
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/23	2,350	2,832
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/24	4,250	5,137
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/24	1,925	2,329
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/25	2,925	3,540
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/31	5,000	5,729
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	7,171
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/32	5,000	5,712
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/32	5,000	5,861
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/33	5,000	5,694
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/33	3,000	3,506
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,863
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/27	5,000	5,753
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,657
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,688
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,754
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,736
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	8,172
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,260
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,739
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,834
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,740
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,846
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,010	9,191
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (ETM)	7,670	9,041

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20 (ETM)	2,015	2,386
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21 (ETM)	1,650	1,979
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,683
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,770
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,524
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	6,801
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,509
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/18	1,080	1,220
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	1/1/20	10,000	11,484
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,865
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/20	1,600	1,875
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	5,000	6,010
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (ETM)	5,400	6,491
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	2,645	3,179
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	2,965	3,503
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	1,110	1,312
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,793
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	1,195	1,430
California Public Works Board Lease Revenue
(Various Capital Projects)	5.375%	3/1/23	9,065	10,570
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,909
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,184
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,384
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,217
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,420
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/30	4,695	5,369
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/30	5,545	6,620
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,407

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/31	1,650	1,880
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/31	7,000	8,317
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	13,021
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	4,670	5,549
3 California State University Revenue Systemwide
TOB VRDO	0.180%	6/5/15 (4)	5,000	5,000
California State University Systemwide Revenue	5.000%	11/1/15	1,040	1,061
California State University Systemwide Revenue	5.250%	11/1/20	3,515	4,013
California State University Systemwide Revenue	5.000%	11/1/22 (2)	6,485	6,511
California State University Systemwide Revenue	5.000%	11/1/23	5,605	6,850
California State University Systemwide Revenue	5.000%	11/1/23	3,705	4,528
California State University Systemwide Revenue	5.000%	11/1/23	3,960	4,697
California State University Systemwide Revenue	5.000%	11/1/24	2,915	3,429
California State University Systemwide Revenue	5.000%	11/1/24	4,505	5,550
California State University Systemwide Revenue	5.000%	11/1/24	8,690	9,607
California State University Systemwide Revenue	5.000%	11/1/25	11,820	13,029
California State University Systemwide Revenue	5.000%	11/1/26	12,530	13,811
California State University Systemwide Revenue	5.000%	11/1/27	5,740	6,683
California State University Systemwide Revenue	5.000%	11/1/27	5,000	5,502
California State University Systemwide Revenue	5.000%	11/1/28	5,000	5,919
California State University Systemwide Revenue	4.000%	11/1/29	3,900	4,150
California State University Systemwide Revenue	5.000%	11/1/30 (4)	7,660	8,440
California State University Systemwide Revenue	5.000%	11/1/30	5,000	5,856
California State University Systemwide Revenue	5.000%	11/1/31	8,900	10,367
California State University Systemwide Revenue	5.000%	11/1/34	5,000	5,762
California State University Systemwide Revenue	5.250%	11/1/34	5,000	5,674
California State University Systemwide Revenue	5.000%	11/1/35	4,300	4,940
3 California State University Systemwide Revenue
TOB VRDO	0.110%	6/5/15	1,405	1,405
California Statewide Communities Development
Authority Health Facility Revenue (Adventist
Health System/West)	5.000%	3/1/25	14,975	15,029
California Statewide Communities Development
Authority Health Facility Revenue (Catholic
Healthcare West)	5.500%	7/1/31	5,095	5,500
California Statewide Communities Development
Authority Pollution Control Revenue (Chevron
USA Inc. Project) VRDO	0.050%	6/1/15	7,320	7,320
California Statewide Communities Development
Authority Pollution Control Revenue (Southern
California Edison Co.) PUT	1.375%	4/2/18	2,500	2,490
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/19	875	945
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/24	1,000	1,073
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/29	1,650	1,706
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/34	3,700	3,753
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	5,455	5,456

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,450	1,450
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/18	275	307
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/19 (4)	250	286
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/20 (4)	210	244
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/21 (4)	200	234
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/22 (4)	200	237
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/23 (4)	400	478
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/24 (4)	500	601
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/27 (4)	855	992
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/28 (4)	900	1,033
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/34 (4)	2,500	2,817
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	3.000%	11/1/16	750	777
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	3.000%	11/1/17	750	788
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/18	245	267
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/19	375	414
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/20	100	117
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/21	345	385
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/22	375	446

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/23	275	331
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/24	300	360
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/25	355	423
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/26	325	381
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/27	750	864
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/28	1,310	1,495
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/29	700	796
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	11,500	13,007
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/31	1,000	1,127
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/32	1,690	1,898
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.000%	7/1/22	4,670	4,216
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/25	1,660	1,496
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System)	5.250%	7/1/24	11,625	10,491
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/18	610	672
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/27	500	555
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/32	680	729
California Statewide Communities Development
Authority Revenue (Eskaton Properties Inc.
Obligated Group)	5.250%	11/15/34	4,350	4,620
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/18	500	557
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/18	6,190	6,216

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/19	500	568
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/20	325	375
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/21	275	319
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/22	250	292
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/23	650	765
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/24	750	888
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/25	800	932
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/26	1,000	1,153
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/27	2,000	2,287
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/28	3,000	3,396
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/29	3,000	3,380
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/30	4,565	5,117
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/31	4,000	4,457
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/32	3,790	4,211
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/33	2,500	2,769
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/34	2,000	2,212
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.110%	6/5/15 (2)LOC	3,040	3,040
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	10,000	10,464
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,475
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.080%	6/5/15	10,650	10,650
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.080%	6/5/15	11,275	11,275
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,738
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	8,975	9,784
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/29	10,080	11,043
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/34	25,030	27,093

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,572
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,562
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	4,725
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	7,490	7,862
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	610
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	588
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,260
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	8,610
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,228
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	2.500%	8/1/20	1,170	1,190
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	3.000%	8/1/21	2,600	2,654
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.000%	11/15/29	2,000	2,344
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/17	1,800	1,930
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,465
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,724
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/22	1,130	1,326
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/23	1,170	1,385
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/19 (4)	800	905
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/20 (4)	785	901
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/21 (4)	850	984
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/22 (4)	600	702
Castro Valley CA Unified School District GO	2.000%	8/1/15	400	401
Castro Valley CA Unified School District GO	3.000%	8/1/16	1,000	1,031
Castro Valley CA Unified School District GO	4.000%	8/1/17	500	536

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Castro Valley CA Unified School District GO	4.000%	8/1/18	400	436
3 Central Basin Municipal Water District California
COP TOB VRDO	0.110%	6/5/15 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,418
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,086
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/19	765	872
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,201
Cerritos CA Community College District GO	0.000%	8/1/20	500	448
Cerritos CA Community College District GO	0.000%	8/1/22	500	411
Cerritos CA Community College District GO	0.000%	8/1/23	500	392
Cerritos CA Community College District GO	4.000%	8/1/30	3,480	3,657
Cerritos CA Community College District GO	4.000%	8/1/32	2,260	2,341
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,698
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/27	2,500	2,918
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	7,500	8,597
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/31	7,500	8,568
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/32	13,000	14,801
Chaffey CA Union High School District GO	0.000%	8/1/20	400	354
Chaffey CA Union High School District GO	0.000%	8/1/21	500	427
Chaffey CA Union High School District GO	0.000%	8/1/22	500	405
Chaffey CA Union High School District GO	0.000%	8/1/23	600	465
Chaffey CA Union High School District GO	0.000%	8/1/24	500	367
Chaffey CA Union High School District GO	0.000%	8/1/25	655	456
Chaffey CA Union High School District GO	0.000%	8/1/26	1,430	949
Chaffey CA Union High School District GO	0.000%	8/1/27	1,745	1,089
Chaffey CA Union High School District GO	0.000%	8/1/28	2,000	1,181
Chaffey CA Union High School District GO	0.000%	8/1/29	2,000	1,120
2 Chino CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/24 (4)	675	789
2 Chino CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/25 (4)	1,000	1,175
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27 (15)	1,195	1,382
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/30 (15)	1,170	1,323
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	6,185	6,198
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/23	2,700	3,170
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.250%	9/1/24	3,330	3,936
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/25	3,605	4,261
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/26	3,800	4,456
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/27	1,000	1,164

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citrus CA Community College District GO	0.000%	8/1/33	1,000	730
Citrus CA Community College District GO	0.000%	8/1/35	3,150	2,267
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,478
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,043
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	919
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,184
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/23	2,065	2,424
Colton CA Public Financing Authority
Electric Revenue	5.000%	4/1/24	1,665	1,941
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	4,970
Contra Costa CA Community College District GO	5.000%	8/1/32	3,000	3,434
Contra Costa CA Community College District GO	5.000%	8/1/33	4,000	4,560
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,080	1,252
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/32	1,600	1,823
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/33	1,800	2,046
1 Contra Costa CA Transportation Authority Sales
Tax Revenue PUT	0.491%	12/15/15	16,500	16,503
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	15,300	16,485
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	576
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	587
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,643
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,736
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,413
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	793
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	970
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	1,067
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	992
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	807
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/23	1,145	1,344
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/24	1,325	1,542
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/25	2,525	2,891
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/27	1,000	1,126
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/28	1,590	1,776
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	2,035	2,044
Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,919
Desert CA Community College District GO	4.000%	8/1/19	1,500	1,661
Desert CA Community College District GO	5.000%	8/1/20	1,760	2,059

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.300%	6/1/15 (Prere.)	11,000	11,000
1 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.300%	12/1/15	9,000	9,000
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/25	6,265	7,790
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,319
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	18,430
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	5,021
East Side CA Union High School District Santa
Clara County GO	5.000%	8/1/29	6,000	6,850
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/26	5,245	5,805
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/27	6,220	6,884
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/28	1,000	1,107
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.070%	6/1/15	20,100	20,100
El Camino CA Community College District GO	0.000%	8/1/29	8,065	4,919
El Camino CA Community College District GO	0.000%	8/1/32	10,000	5,213
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,747
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,221
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,709
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,656
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	1,500	1,728
El Dorado CA Irrigation District Revenue	5.000%	3/1/29 (4)	2,000	2,291
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	5,460	6,143
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,303
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,108
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	884
2 Escondido CA GO	5.000%	9/1/22	755	905
2 Escondido CA GO	5.000%	9/1/23	2,030	2,454
2 Escondido CA GO	5.000%	9/1/24	825	1,001
2 Escondido CA GO	5.000%	9/1/25	1,000	1,215
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/26	1,725	1,957
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/27	1,810	2,058
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/28	1,900	2,153
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,385
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/23 (2)	2,875	2,918
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/24 (2)	3,575	3,629
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,548
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,857

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Foothill-De Anza CA Community College
District GO	4.500%	8/1/31 (2)	2,600	2,763
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/20 (4)	3,930	3,539
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/21 (4)	4,115	3,573
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/22 (4)	12,255	10,151
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/23 (4)	16,430	12,904
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/24 (4)	1,880	1,410
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/25	2,130	1,545
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/26	3,000	2,193
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/27	5,000	3,678
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/31 (4)	1,000	764
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.250%	1/15/33	5,000	5,902
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.000%	1/15/20	21,385	23,559
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.500%	1/15/23	24,000	27,525
2 Fremont CA Unified School District GO	5.000%	8/1/18	2,325	2,612
2 Fremont CA Unified School District GO	5.000%	8/1/19	2,400	2,765
2 Fremont CA Unified School District GO	5.000%	8/1/20	2,275	2,678
Fremont CA Unified School District GO	4.000%	8/1/29	1,070	1,128
Fremont CA Unified School District GO	4.000%	8/1/30	1,415	1,483
Fremont CA Unified School District GO	4.000%	8/1/31	1,790	1,865
Fremont CA Unified School District GO	4.000%	8/1/32	2,195	2,263
Fremont CA Unified School District GO	4.000%	8/1/33	2,630	2,697
Fremont CA Unified School District GO	4.000%	8/1/34	3,105	3,169
Fremont CA Union High School District GO	4.000%	8/1/32	1,000	1,047
Fremont CA Union High School District GO	4.000%	8/1/34	2,085	2,163
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	926
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,126
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,747
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/33	2,400	2,676
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/16	3,000	3,123
Golden State Tobacco Securitization Corp.
California Revenue	3.000%	6/1/17	2,000	2,088
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/17	610	662
Golden State Tobacco Securitization Corp.
California Revenue	4.000%	6/1/18	4,000	4,331
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/19	1,500	1,707

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/20	1,750	2,026
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/21	1,000	1,173
Golden State Tobacco Securitization Corp.
California Revenue	4.550%	6/1/22 (4)	470	511
Golden State Tobacco Securitization Corp.
California Revenue	4.000%	6/1/31	3,700	3,798
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/33	7,000	7,893
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/33	2,185	1,818
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/34	11,000	12,393
2 Grossmont CA Union High School District GO	0.000%	2/1/25 (4)	1,400	993
2 Grossmont CA Union High School District GO	0.000%	8/1/26 (4)	2,040	1,365
2 Grossmont CA Union High School District GO	0.000%	8/1/27 (4)	2,825	1,787
2 Grossmont CA Union High School District GO	0.000%	8/1/28 (4)	2,905	1,716
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,975
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	4,029
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/25 (12)	14,010	10,259
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/28 (12)	21,875	13,976
Hemet CA Unified School District Financing
Authority Special Tax Revenue	2.000%	9/1/16	250	251
Hemet CA Unified School District Financing
Authority Special Tax Revenue	3.000%	9/1/17	250	255
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/18	280	295
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/19	350	372
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/20	250	266
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/21	175	197
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/22	500	562
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	563
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/24	315	352
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/27	950	1,039
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/29	1,255	1,363
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/32	550	591
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/33	580	622
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/34	360	385
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,000	1,158

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,235	1,417
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,718
Irvine CA Ranch Water District Revenue VRDO	0.060%	6/1/15 LOC	2,100	2,100
Irvine CA Ranch Water District Revenue VRDO	0.070%	6/1/15 LOC	17,050	17,050
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.060%	6/1/15 LOC	1,500	1,500
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,456
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,187
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	2,425	2,674
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,935
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	464
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/20	350	402
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/22	1,125	1,320
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.060%	6/1/15 LOC	9,218	9,218
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.070%	6/1/15 LOC	5,700	5,700
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.070%	6/1/15 LOC	6,375	6,375
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/15 (Prere.)	8,645	8,748
Jefferson CA Union High School District GO	4.000%	8/1/18 (15)	750	814
Jefferson CA Union High School District GO	5.000%	8/1/19 (15)	625	714
Jefferson CA Union High School District GO	5.000%	8/1/20 (15)	500	582
Jefferson CA Union High School District GO	5.000%	8/1/21 (15)	500	588
Jefferson CA Union High School District GO	5.000%	8/1/22 (15)	700	832
Jefferson CA Union High School District GO	5.000%	8/1/23 (15)	1,000	1,196
Jefferson CA Union High School District GO	5.000%	8/1/24 (15)	875	1,051
Jefferson CA Union High School District GO	5.000%	8/1/25 (15)	860	1,037
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,750
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,580
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,188
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,542
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,776
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,776
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	3,755	4,233
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,474
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	750	878
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,250	1,441
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,250	1,431
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,000	1,166

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/29	1,000	1,160
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/30	1,500	1,649
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	2,095	2,295
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	4,330	4,980
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/32	1,515	1,735
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/33	1,880	2,146
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,192
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/23	300	338
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/24	310	346
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/25	550	610
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/29	750	809
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/21	1,810	2,084
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/23	2,190	2,571
Loma Linda CA Hospital Revenue (Loma Linda
University)	5.000%	12/1/15 (Prere.)	8,665	8,871
Long Beach CA Community College District GO	0.000%	6/1/29 (ETM)	960	638
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	5,420	3,362
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	1,765	1,836
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,255	3,707
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/22	260	297
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/24	7,905	9,024
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.594%	11/15/25	16,845	16,051
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.614%	11/15/26	10,025	9,490
Long Beach CA Unified School District GO	0.000%	8/1/27	2,500	1,597
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,714
Los Angeles CA Community College District GO	5.000%	8/1/15 (Prere.)	260	262
Los Angeles CA Community College District GO	5.000%	8/1/16 (Prere.)	15,250	16,080
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	5,000	5,448
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	2,065	2,250
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	45	50
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	5	6
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	4,255	4,770
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	6,500	7,286
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	5,000	5,605
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	35	39
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	4,250	4,764
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	20	22
Los Angeles CA Community College District GO	5.000%	8/1/19 (Prere.)	6,960	8,026
Los Angeles CA Community College District GO	5.500%	8/1/19 (Prere.)	5,000	5,867
Los Angeles CA Community College District GO	6.000%	8/1/19 (Prere.)	10,000	11,938
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	9,740	9,820
Los Angeles CA Community College District GO	5.000%	8/1/22	3,000	3,623
2 Los Angeles CA Community College District GO	5.000%	8/1/24	4,735	5,828

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Community College District GO	5.000%	8/1/24	12,420	15,263
2 Los Angeles CA Community College District GO	5.000%	8/1/25	10,910	13,514
Los Angeles CA Community College District GO	5.000%	8/1/27	5,000	5,957
Los Angeles CA Community College District GO	5.000%	8/1/27	12,535	14,933
Los Angeles CA Community College District GO	5.000%	8/1/28	23,990	28,446
Los Angeles CA Community College District GO	4.000%	8/1/30	4,045	4,314
Los Angeles CA Community College District GO	5.000%	8/1/30	11,570	13,545
Los Angeles CA Community College District GO	4.000%	8/1/31	6,145	6,428
Los Angeles CA Community College District GO	4.000%	8/1/31	4,320	4,582
Los Angeles CA Community College District GO	4.000%	8/1/32	5,205	5,462
Los Angeles CA Community College District GO	4.000%	8/1/32	14,500	15,215
Los Angeles CA Community College District GO	4.000%	8/1/33	11,500	12,012
3 Los Angeles CA Community College District GO
TOB VRDO	0.090%	6/5/15	2,800	2,800
Los Angeles CA Community Facilities District
No. 4 (Playa Vista - Phase 1)	5.000%	9/1/23	800	939
Los Angeles CA Community Facilities District
No. 4 (Playa Vista - Phase 1)	5.000%	9/1/24	1,000	1,181
Los Angeles CA Community Facilities District
No. 4 (Playa Vista - Phase 1)	5.000%	9/1/25	1,500	1,747
Los Angeles CA Community Facilities District
No. 4 (Playa Vista - Phase 1)	5.000%	9/1/26	1,200	1,379
Los Angeles CA Community Facilities District
No. 4 (Playa Vista - Phase 1)	5.000%	9/1/27	2,000	2,279
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/18 (Prere.)	4,000	4,458
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/18 (Prere.)	3,000	3,365
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/21	1,145	1,349
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	1,000	1,197
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	950	1,144
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	1,420	1,697
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	1,700	2,012
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,300	1,579
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,500	1,766
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	1,500	1,801
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	5,500	6,390
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/27	2,000	2,373
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/28	2,000	2,352
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	11,675
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	5,018

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	1,115	1,268
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	11,556
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,200	1,362
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	2,100
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/31	1,190	1,347
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/32	1,700	1,917
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/33	1,510	1,701
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,135	4,642
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,750	5,452
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	2,000	2,288
Los Angeles CA Department of Water &
Power Revenue	4.750%	7/1/15 (Prere.)	26,000	26,104
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/15 (Prere.)	7,305	7,336
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/15 (Prere.)	20,605	20,692
Los Angeles CA Department of Water &
Power Revenue	4.000%	1/1/16	9,075	9,195
Los Angeles CA Department of Water &
Power Revenue	5.000%	1/1/16	8,300	8,437
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	1,000	1,208
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	10,000	11,971
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	1,335	1,516
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	5,605	6,769
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/24	2,770	3,118
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	10,000	11,886
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,350	2,629
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,000	2,226
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	1,500	1,783
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	5,000	5,551
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	1,655	1,870
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	8,000	9,434

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	2,000	2,252
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,500	1,740
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,670	1,873
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	10,000	11,562
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	2,000	2,328
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	15,000	17,233
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	7,000	8,053
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31 (2)	3,755	3,926
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	2,500	2,895
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	4,690	5,443
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	7,000	7,988
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	1,940	2,093
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,055	6,933
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	7,500	8,661
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,730	7,715
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	3,300	3,807
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,080	7,030
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/33	5,000	5,690
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	7,500	8,614
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	12,005	13,758
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	2,000	2,292
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	5,305	6,093
3 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.100%	6/1/15	1,100	1,100
Los Angeles CA Department of Water &
Power Revenue VRDO	0.060%	6/1/15	9,200	9,200
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/1/15	3,200	3,200
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/1/15	8,700	8,700
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	6/5/15	33,700	33,700
Los Angeles CA GO	5.000%	9/1/16	1,700	1,801

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA GO	5.000%	9/1/22	10,000	12,049
Los Angeles CA GO	5.000%	9/1/28	5,850	6,817
Los Angeles CA GO	5.000%	9/1/29	5,850	6,757
Los Angeles CA GO	5.000%	9/1/30	5,850	6,715
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,701
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,499
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,667
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,550
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	6,926
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	15,656
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	4.750%	1/1/31 (14)	10,000	10,471
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	6,377
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	4,000	4,203
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	14,135	14,853
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	15,940	16,750
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	16,760	17,612
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,355	2,473
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	1,630	1,712
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	890	935
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,254
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,102
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,254
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	3,185	3,468
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	3,830
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	5,000	5,444
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	6,000	6,533
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	12,975	14,113
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	17,210	18,738
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,900	3,190
Los Angeles CA Unified School District GO	5.000%	7/1/19	4,860	5,576
Los Angeles CA Unified School District GO	5.000%	7/1/20	15,000	17,575
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	9,458
Los Angeles CA Unified School District GO	4.500%	7/1/22 (4)	5,000	5,382
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	33,167
Los Angeles CA Unified School District GO	5.000%	7/1/23	3,465	4,216
Los Angeles CA Unified School District GO	4.500%	7/1/24 (4)	6,600	7,086
Los Angeles CA Unified School District GO	5.000%	7/1/24	13,035	15,967
Los Angeles CA Unified School District GO	4.500%	7/1/25 (14)	2,600	2,775
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	7,880	8,258
Los Angeles CA Unified School District GO	5.000%	7/1/25	1,300	1,576
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,842
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,005	10,709
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,507
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,695
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,811
Los Angeles CA Unified School District GO	5.000%	7/1/27	11,000	13,022
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	26,250	28,019
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,692
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	6,215	6,505
Los Angeles CA Unified School District GO	5.000%	7/1/28 (4)	5,365	5,812

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/28	12,000	14,137
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,885
Los Angeles CA Unified School District GO	5.000%	7/1/29	15,885	18,588
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	5,595	5,847
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	7,015	7,402
Los Angeles CA Unified School District GO	4.750%	7/1/32 (4)	8,000	8,533
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	3,515	3,778
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,385	1,560
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,580	1,779
Los Angeles CA Wastewater System Revenue	5.000%	6/1/15	2,650	2,651
Los Angeles CA Wastewater System Revenue	5.000%	6/1/16	2,500	2,618
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	15,301
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	10,000	11,530
Los Angeles CA Wastewater System Revenue	5.000%	6/1/30 (14)	1,305	1,310
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	10,880	12,502
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	16,925	19,370
Los Angeles CA Wastewater System Revenue	5.000%	6/1/34 (14)	7,215	7,243
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,420
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,634
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,589
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	11,885
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,125
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	11,876
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,146
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	4,975
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,118
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/21	1,000	1,179
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	6,612
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/22	1,000	1,192
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/22 (14)	1,940	2,055
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	6,949
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/23	1,500	1,770
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,226
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/24	1,515	1,774
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,167
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/25	1,325	1,535

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/31 (14)	17,000	17,767
Los Angeles County CA Public Works Financing
Authority Revenue (Regional Park & Open
Space District)	5.250%	10/1/17 (4)	1,000	1,102
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/21	1,670	1,958
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/22	4,555	5,404
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/23	2,105	2,518
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/24	2,215	2,635
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Various Project Areas)	4.000%	9/1/15	1,000	1,010
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	2.500%	11/15/20	1,670	1,682
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	3.000%	11/15/20	925	934
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	3.000%	11/15/21	2,125	2,144
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/19	730	829
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/20	1,000	1,159
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/29	1,370	1,567
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/30	3,060	3,470
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/33	2,250	2,517
2 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/34	4,000	4,456
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	14,861
M-S-R California Energy Authority Revenue	7.000%	11/1/34	8,600	11,609
M-S-R California Energy Authority Revenue	7.000%	11/1/34	5,965	8,052
M-S-R California Energy Authority Revenue	7.000%	11/1/34	12,665	17,096
2 Marin CA Community College District GO	5.000%	8/1/23	550	672
2 Marin CA Community College District GO	5.000%	8/1/24	445	548
2 Marin CA Community College District GO	5.000%	8/1/25	550	681
Marina Coast Water District California Enterprise
Revenue COP	5.000%	6/1/31 (14)	3,005	3,130
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,180
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	2,980
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,666
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	16,358

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	22,414
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,229
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30 (4)	6,825	6,854
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,120	2,504
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	3,585	4,234
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,286
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,629
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,323
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	12,950
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	11,570
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/35	2,605	2,955
1 Metropolitan Water District of Southern
California Revenue PUT	0.480%	3/27/18	26,750	26,751
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26	2,100	2,526
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27	6,400	7,620
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28	4,405	5,253
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/29	3,015	3,570
Modesto CA Community Facilities District No.
2004-1 Special Tax Revenue (Village One No. 2)	5.000%	9/1/29	1,625	1,787
Modesto CA Community Facilities District No.
2004-1 Special Tax Revenue (Village One No. 2)	5.000%	9/1/30	1,760	1,921
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,142
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,653
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,790
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,226
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,185
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,197
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	3/1/23	1,330	1,573
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/23	2,550	3,033
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28	5,075	5,831
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/29	5,430	6,214
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/31	2,990	3,392
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/32	4,315	4,878

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/33	2,000	2,258
Mount San Antonio CA Community College
District GO	0.000%	8/1/25	2,000	1,464
Mount San Antonio CA Community College
District GO	0.000%	8/1/28	3,000	2,524
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	2,963
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/21 (Prere.)	5,150	6,442
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,625	2,821
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,738
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	821
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	7,200
Northern California Gas Authority No. 1 Revenue	0.784%	7/1/17	18,170	18,123
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,136
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,836
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,586
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	3,976
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,811
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,796
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,653
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,378
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,799
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,788
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	4.000%	9/1/15	375	377
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	4.000%	9/1/16	1,450	1,483
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	4.000%	9/1/17	1,650	1,704
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	4.000%	9/1/18	1,860	1,938
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/19	2,085	2,254
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/20	2,340	2,542
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/21	1,220	1,324

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/22	1,360	1,472
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/23	1,500	1,618
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/24	1,660	1,777
2 Oakland CA GO	5.000%	1/15/23	5,600	6,677
Oakland CA GO	5.000%	1/15/31	3,000	3,302
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,528
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,810	4,202
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,935
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,585
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.000%	9/1/15 (Prere.)	12,870	13,024
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.000%	9/1/21	3,000	3,491
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,540
Oakland CA Unified School District GO	5.500%	8/1/23	1,000	1,187
Oakland CA Unified School District GO	6.250%	8/1/28	2,000	2,385
Ohlone CA Community College District GO	5.000%	8/1/22	750	901
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,814
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	2,022
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/27	1,285	1,514
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/28	1,765	2,072
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/29	2,280	2,658
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/30	1,400	1,630
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/31	2,525	2,930
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/32	2,660	3,066
Ontario CA Public Financing Authority Water
Revenue	5.250%	7/1/33	2,165	2,487
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/21	1,200	1,388
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/22	1,230	1,429
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/22	1,260	1,473
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/23	1,290	1,504
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/23	1,320	1,546
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/22	1,000	1,204

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/27	2,500	2,905
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/28	2,545	2,929
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,901
Orange County CA Water District Revenue	5.000%	8/15/33	8,000	9,194
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,134
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,694
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,687
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,682
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/19	1,000	1,079
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/20	250	271
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/21	400	434
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	5.000%	9/2/27	1,000	1,097
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	12,292
Palomar CA Community College District GO	4.000%	8/1/33	2,140	2,199
Palomar CA Community College District GO	4.000%	8/1/34	2,390	2,448
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,559
Palomar Pomerado Health California GO	5.000%	8/1/20 (2)	710	716
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	7,055	5,711
Palomar Pomerado Health California GO	0.000%	8/1/24 (12)	5,130	3,749
Palomar Pomerado Health California GO	0.000%	8/1/27 (12)	3,095	1,952
Palomar Pomerado Health California GO	0.000%	8/1/27 (14)	1,585	1,000
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	6,050	3,847
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,206
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,702
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,258
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	4.000%	8/1/15 (4)	700	704
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	4.000%	8/1/16	1,330	1,383
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/20 (2)	2,460	2,082
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/25 (2)	2,930	1,896
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/25 (4)	855	1,011
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/26 (4)	900	1,049
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/27 (4)	1,220	1,410

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/28 (4)	1,285	1,470
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/29 (2)	355	184
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/29 (4)	1,350	1,537
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/19	350	401
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/20	500	585
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/21	750	887
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/22	1,315	1,575
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/23	2,540	3,074
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/24	1,000	1,217
2 Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/25	1,775	2,172
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	8,010	9,963
Pomona CA Unified School District GO	5.000%	8/1/22 (15)	440	524
Pomona CA Unified School District GO	5.000%	8/1/26 (15)	450	530
Port of Oakland CA Revenue	5.000%	11/1/15 (14)	2,310	2,357
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,301
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,658
Poway CA Unified School District GO	4.000%	9/1/16	250	260
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,953
Poway CA Unified School District GO	4.000%	9/1/17	250	264
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,323
Poway CA Unified School District GO	4.000%	9/1/18	450	482
Poway CA Unified School District GO	0.000%	8/1/19	5,425	5,006
Poway CA Unified School District GO	5.000%	9/1/19	985	1,109
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,953
Poway CA Unified School District GO	5.000%	9/1/20	610	697
Poway CA Unified School District GO	5.000%	9/1/21	325	374
Poway CA Unified School District GO	5.000%	9/1/22	460	535
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,819
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,838
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,126
Poway CA Unified School District GO	5.000%	8/1/27	1,625	1,918
Poway CA Unified School District GO	0.000%	8/1/28	9,070	5,517
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,337
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,827
Poway CA Unified School District GO	0.000%	8/1/31	1,095	579
2 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/22 (15)	715	832
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	4.000%	9/15/22	435	478
2 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23 (15)	1,180	1,382

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/24 (15)	1,000	1,173
2 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/25 (15)	775	914
2 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/26 (15)	1,000	1,163
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/26	935	1,045
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/27	1,010	1,123
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/29	1,020	1,117
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/30	1,270	1,389
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,107
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/31	1,330	1,446
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/32	1,450	1,571
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/32	1,000	1,099
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/33	1,560	1,687
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/34	1,660	1,792
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/35	1,760	1,894
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	4.000%	9/1/16	1,210	1,266
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/27 (12)	1,700	1,986
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/28 (12)	2,700	3,130
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/30 (12)	1,500	1,720
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/31 (12)	1,400	1,598
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/32 (12)	1,710	1,945
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,534
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax Allocation
Revenue	0.000%	7/15/25 (2)	3,350	2,185
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/27	1,000	1,085
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/28	1,000	1,082

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/30	1,000	1,076
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/35	2,300	2,435
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	1,057
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,118
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,234
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,788
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	3,981
Riverside CA Electric Revenue VRDO	0.070%	6/5/15 LOC	10,800	10,800
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/29	1,265	1,449
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/31	1,045	1,183
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/31 (4)	2,930	3,317
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/32 (4)	3,075	3,466
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/33	1,055	1,189
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/33 (4)	1,230	1,386
2 Riverside CA Sewer Revenue	5.000%	8/1/20	1,635	1,896
2 Riverside CA Sewer Revenue	5.000%	8/1/21	2,000	2,340
2 Riverside CA Sewer Revenue	5.000%	8/1/22	2,160	2,547
2 Riverside CA Sewer Revenue	5.000%	8/1/23	3,750	4,457
2 Riverside CA Sewer Revenue	5.000%	8/1/24	2,000	2,395
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,374
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,462
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,628
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,765
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,818
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,913
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,001
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,136
2 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/22	1,800	2,109
2 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/23	2,000	2,357
2 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,600	1,892
2 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/30	9,885	11,133
2 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	10,620	11,844

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Public Financing Authority
Tax Allocation Revenue	3.000%	9/1/17	1,635	1,708
Riverside County CA Public Financing Authority
Tax Allocation Revenue	4.000%	9/1/18	2,460	2,665
Riverside County CA Public Financing Authority
Tax Allocation Revenue	4.000%	9/1/19	2,560	2,804
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/20	2,665	3,071
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/21 (4)	2,550	2,982
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/22 (4)	1,830	2,160
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/23 (4)	2,445	2,900
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/30	3,000	3,536
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/31	4,000	4,689
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/32	3,000	3,505
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/33	2,000	2,329
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/22	2,500	1,963
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/23	3,630	2,706
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/24	6,985	4,959
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/31	5,000	2,426
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/32	4,000	1,843
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/33	5,500	2,409
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/34	3,500	1,457
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	5,603
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	2,271
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/30	6,120	6,737
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/30	750	858
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/31	515	586
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/32	1,290	1,463
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/33	1,000	1,134
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/34	2,000	2,260
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/18	4,205	4,529
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/19	10,000	10,951

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/20	2,035	2,259
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/24	600	679
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/27	200	223
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/22 (15)	445	530
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/24 (15)	300	363
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/26 (15)	280	329
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/27 (15)	425	495
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/28 (15)	250	289
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/29 (15)	500	575
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/31 (15)	1,160	1,318
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/33 (15)	1,280	1,449
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas
Basin Local Assessment)	5.000%	10/1/34 (15)	1,340	1,515
Sacramento CA City Unified School District GO	5.000%	7/1/20 (4)	500	583
Sacramento CA City Unified School District GO	5.000%	7/1/21 (4)	400	472
Sacramento CA City Unified School District GO	5.000%	7/1/22 (4)	700	838
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,358
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	807
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,316
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,465
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,184
Sacramento CA Financing Authority Lease Revenue	5.000%	12/1/19 (14)	12,860	13,163
Sacramento CA Financing Authority Lease Revenue	5.000%	12/1/20 (14)	13,670	13,991
2 Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/20	1,405	1,646
2 Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/28	5,000	5,932
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	4.750%	7/1/16 (Prere.)	1,500	1,571
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	5.000%	7/1/16 (Prere.)	7,710	8,097
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,640	2,667
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/16 (Prere.)	4,000	4,201
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/16	1,000	1,056
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,063

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,223
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,461
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,552
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	17,102
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,588
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	4,905	5,747
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,333
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,508
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/22	1,000	1,139
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/28	2,500	2,817
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/29	2,635	2,920
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/30	2,975	3,276
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/31	3,125	3,434
Sacramento CA Transportation Authority Sales
Tax Revenue	5.000%	10/1/21	2,300	2,736
2 Sacramento CA Unified School District GO	2.000%	8/1/18 (4)	1,545	1,579
2 Sacramento CA Unified School District GO	3.000%	8/1/19 (4)	1,215	1,286
2 Sacramento CA Unified School District GO	3.000%	8/1/20 (4)	1,000	1,061
2 Sacramento CA Unified School District GO	4.000%	8/1/21 (4)	1,000	1,117
2 Sacramento CA Unified School District GO	4.000%	8/1/22 (4)	750	842
2 Sacramento CA Unified School District GO	5.000%	8/1/23 (4)	1,105	1,323
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,743
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,221
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,772
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,975
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,424
Sacramento County CA Airport Revenue	5.000%	7/1/30	5,240	5,957
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	1,850	1,937
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,495	5,752
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	7,030	7,359
San Bernardino CA City Unified School District GO	5.000%	8/1/18	2,350	2,615
San Bernardino CA City Unified School District GO	5.000%	8/1/20 (4)	765	891
San Bernardino CA City Unified School District GO	5.000%	8/1/21 (4)	1,230	1,447
San Bernardino CA City Unified School District GO	5.000%	8/1/22 (4)	1,500	1,787
San Bernardino CA City Unified School District GO	5.000%	8/1/23 (4)	1,100	1,322
San Bernardino CA City Unified School District GO	5.000%	8/1/24 (4)	1,400	1,667
San Bernardino CA Community College District GO	5.000%	8/1/24	4,375	5,273
San Bernardino CA Community College District GO	5.000%	8/1/25	4,550	5,431
San Bernardino CA Community College District GO	5.000%	8/1/26	4,150	4,890
San Bernardino CA Community College District GO	5.000%	8/1/31 (4)	12,000	12,588
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	2,235	2,340
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	2,430	2,570
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,184
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,780
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,684
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,887

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Community College District GO	5.000%	8/1/30	1,250	1,454
San Diego CA Community College District GO	5.000%	8/1/30	8,670	10,002
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,340
San Diego CA Community College District GO	5.000%	8/1/31	1,000	1,159
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,862
San Diego CA Community College District GO	5.000%	8/1/32	2,150	2,476
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,273
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	531
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,502
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	3,963
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/15	1,665	1,694
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/16	1,660	1,757
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/19	1,930	2,192
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/20	2,025	2,334
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/27	2,375	2,698
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/28	2,025	2,281
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/30	2,015	2,257
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/32	1,000	1,111
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/24	3,000	3,435
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/25	2,000	2,306
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/27	6,000	6,816
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/27	5,000	5,808
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/28	1,825	2,076
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/27	4,215	4,795
San Diego CA Public Facilities Financing Authority
Water Revenue	5.125%	8/1/28	5,000	5,745
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/28	5,355	6,245
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/30	2,000	2,295
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/32	4,190	4,768
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,501
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	9,058
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,346
San Diego CA Unified School District GO	5.000%	7/1/21	15,000	17,776
San Diego CA Unified School District GO	5.000%	7/1/22	1,500	1,795
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	15,830

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	1,000	1,273
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	5,857
San Diego CA Unified School District GO	5.000%	7/1/26	20,000	24,196
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,579
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	5,588
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	5,021
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,944
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	5,608
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,404
San Diego County CA COP	5.000%	10/15/24	2,115	2,584
San Diego County CA COP	5.000%	10/15/25	5,225	6,311
San Diego County CA COP	5.000%	10/15/26	2,590	3,078
San Diego County CA COP	5.000%	10/15/27	2,000	2,362
San Diego County CA COP	5.000%	10/15/28	1,400	1,646
San Diego County CA COP	5.000%	10/15/29	2,000	2,337
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/23	3,900	4,481
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/25	9,000	10,284
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	6,000	6,856
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,000	3,428
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,796
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,384
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,281
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,730
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,626
3 San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project) TOB VRDO	0.110%	6/5/15	7,500	7,500
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,307
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,728
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/16 (14)	7,880	8,228
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/21 (14)	6,725	7,997
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/22 (14)	7,075	8,528
3 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.100%	6/5/15	6,100	6,100
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/32	10,000	10,873

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/35	15,500	16,801
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	9,560	11,135
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	1,070	1,279
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/29	2,555	2,944
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,800	3,219
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	2,220	2,672
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	4,070	4,898
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	2,335	2,780
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	4,270	5,084
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	2,450	2,894
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	4,485	5,298
San Francisco CA City & County (Laguna Honda
Hospital) GO	5.000%	6/15/15 (Prere.)	12,355	12,381
San Francisco CA City & County GO	5.000%	6/15/21	7,450	8,882
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,151
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,837
San Francisco CA City & County GO	5.000%	6/15/26	3,995	4,747
San Francisco CA City & County GO	5.000%	6/15/27	5,785	6,839
San Francisco CA City & County GO	4.000%	6/15/28	4,190	4,560
San Francisco CA City & County GO	4.000%	6/15/29	4,545	4,898
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/18 (4)	1,000	1,116
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	5,876
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,793
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,759
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,415
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,083
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	24,507
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	13,632
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,322
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,870
San Francisco CA City & County International
Airport Revenue	4.900%	5/1/29	8,625	9,789
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,688

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/31	840	941
San Francisco CA City & County International
Airport Revenue VRDO	0.080%	6/5/15 LOC	25,000	25,000
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	13,170	15,108
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	5/1/16 (Prere.)	500	522
San Francisco CA City & County Public Utilities
Commission Water Revenue	3.000%	11/1/18	1,400	1,488
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/19	1,000	1,158
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/19 (Prere.)	440	511
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/20	2,000	2,361
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/21	1,100	1,314
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/22	900	1,088
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/23	4,175	5,102
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/24	4,500	5,510
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/25	6,000	7,342
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	10,590	12,781
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,555	2,933
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/27	7,755	9,276
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/27	1,000	1,182
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	11,848
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	5,355	6,349
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,148
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,398
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,503
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	12,685	14,943
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	11,479
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	12,938
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,092
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	11,943

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	16,007
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	11,000	12,865
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,000	1,148
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,541
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	9,000	10,214
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,658
3 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.110%	6/5/15	2,700	2,700
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/30	525	578
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/33	680	735
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/17	100	108
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/19	220	247
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/20	130	148
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/21	160	183
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/22	125	143
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/23	120	138
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/24	135	156
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/25	240	276
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/27	140	158
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/29	460	513
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/31	400	445

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/32	525	582
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/34	225	247
San Francisco CA City & County Unified School
District GO	5.000%	6/15/15	1,200	1,203
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,557
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	9,043
San Francisco CA City & County Unified School
District GO	4.000%	6/15/32	5,300	5,467
San Francisco CA Community College District GO	3.000%	6/15/16	9,575	9,839
San Francisco CA Community College District GO	3.000%	6/15/17	11,380	11,891
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/27	1,425	1,653
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/29	1,585	1,819
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,170	2,457
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	3,025	3,414
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/34	1,640	1,866
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/26 (4)	15,500	9,407
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/27 (4)	15,500	8,846
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/16	11,000	11,296
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/17	1,500	1,603
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	13,634
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	4,987
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	11,667
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,119
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,518
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	4,051
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,150	1,177
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	8,000	8,638
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21	1,270	1,432
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,495	2,694
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	5,100	5,479
San Jose CA Redevelopment Agency Tax
Allocation Revenue	4.250%	8/1/23 (10)	50	51

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/23	1,140	1,256
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/24 (14)	16,360	17,620
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/25 (14)	11,505	12,391
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.125%	8/1/25	570	624
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.250%	8/1/26	800	879
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.375%	8/1/29	1,355	1,492
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/15 (14)	3,220	3,244
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/16 (2)	1,000	1,046
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/17 (14)	600	605
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	4.500%	8/1/21 (2)	1,000	1,061
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.125%	5/1/31	5,000	5,945
San Jose CA Unified School District Santa Clara
County GO	5.000%	8/1/19	1,000	1,151
San Jose CA Unified School District Santa Clara
County GO	5.000%	8/1/20	1,000	1,175
3 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.150%	6/5/15	3,600	3,600
San Juan CA Unified School District GO	1.000%	8/1/15	4,500	4,506
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	7,366
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	8,578
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/24 (15)	855	980
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/25 (15)	970	1,103
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/26 (15)	500	561
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/27 (15)	1,070	1,197
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/28 (15)	600	669
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/33 (15)	2,790	3,100
San Marcos CA Unified School District GO	0.000%	8/1/25	2,300	1,684
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	1,095
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	1,021
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,216
San Mateo CA Union High School District GO	0.000%	9/1/24	5,390	4,077
San Mateo CA Union High School District GO	5.000%	9/1/30	2,600	3,027
San Mateo CA Union High School District GO	5.000%	9/1/31	1,440	1,671

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Mateo CA Union High School District GO	4.000%	9/1/32	3,155	3,304
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	3,170	3,354
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	4,085
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,806
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	2,189
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,989
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/23	1,000	1,214
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Youth Services
Campus)	4.625%	7/15/25	2,455	2,683
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Youth Services
Campus)	5.250%	7/15/28	2,000	2,219
San Mateo County CA Transportation Authority
Revenue	4.000%	6/1/20	770	866
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/20	750	880
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/21	1,000	1,190
San Mateo County CA Transportation Authority
Revenue	4.000%	6/1/22	600	683
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/22	750	902
San Mateo County CA Transportation Authority
Revenue	4.000%	6/1/23	1,520	1,741
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/23	840	1,025
San Mateo County CA Transportation Authority
Revenue	4.000%	6/1/24	750	859
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/24	1,200	1,474
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/25	1,200	1,485
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/27	2,000	2,443
San Mateo County CA Transportation Authority
Revenue	5.000%	6/1/28	2,500	3,024
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	6/15/18 (4)	925	1,001
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/22 (4)	1,000	1,184
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/23 (4)	1,200	1,433
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/24 (4)	1,375	1,655
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/25 (4)	825	976

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/27 (4)	1,770	2,050
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/28 (4)	1,860	2,131
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/30 (4)	2,275	2,573
San Ramon Valley CA Unified School District GO	4.000%	8/1/32	2,000	2,094
Santa Ana CA Community Redevelopment Agency
Tax Allocation Revenue (South Main Street)	5.000%	9/1/18 (14)	2,685	2,692
Santa Ana CA Unified School District GO	0.000%	8/1/31 (14)	3,775	1,952
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,102
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,784
2 Santa Clara CA Unified School District GO	5.000%	7/1/21	2,290	2,728
2 Santa Clara CA Unified School District GO	5.000%	7/1/22	2,060	2,488
2 Santa Clara CA Unified School District GO	5.000%	7/1/23	2,185	2,668
2 Santa Clara CA Unified School District GO	5.000%	7/1/25	3,120	3,796
2 Santa Clara CA Unified School District GO	5.000%	7/1/25	3,595	4,374
2 Santa Clara CA Unified School District GO	5.000%	7/1/26	1,520	1,822
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,224
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,570
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,875
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,206
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	12,674
2 Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/20	4,140	4,796
2 Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/21	5,770	6,770
2 Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/22	6,060	7,194
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	11,003
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.250%	5/15/36	6,000	6,586
2 Santa Clara County CA Financing Authority Lease
Revenue (VMC Facility Replacement Project)
VRDO	0.160%	6/5/15	17,500	17,500
Santa Clara County CA GO	5.000%	8/1/28	8,830	10,513
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/17 (Prere.)	4,000	4,310
Santa Clarita CA Community College District GO	0.000%	8/1/29 (4)	2,480	1,463
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,175
Santa Monica CA Community College District GO	0.000%	8/1/24	4,500	3,481
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	7,845
Santa Monica CA Community College District GO	4.000%	8/1/30	2,000	2,133
Santa Monica CA Community College District GO	4.000%	8/1/32	2,565	2,698
Santa Monica CA Community College District GO	4.000%	8/1/33	3,510	3,672
Santa Rosa CA Elementary School District GO	3.000%	5/1/16	715	733
Santa Rosa CA High School District GO	3.000%	5/1/16	2,760	2,829
Santa Rosa CA High School District GO	3.000%	5/1/17	1,110	1,158
Santa Rosa CA High School District GO	4.000%	5/1/18	2,230	2,413
Santa Rosa CA High School District GO	5.000%	5/1/19	2,040	2,325
Santa Rosa CA High School District GO	5.000%	5/1/20	1,150	1,338
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	6,807
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,300

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,496
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,425	1,611
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	2.000%	10/1/15	3,110	3,129
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	3.000%	10/1/16	1,860	1,919
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	3.000%	10/1/17	1,915	1,999
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	10/1/18	1,960	2,116
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/19	2,040	2,315
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/20 (15)	2,120	2,464
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	2,084
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,866
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/29	2,125	2,339
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/32	2,665	2,899
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,496
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,174
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,374
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,593
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,807
Sonoma County CA Sales Tax Revenue	5.000%	9/1/27 (14)	6,365	6,937
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/23	1,000	1,161
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/25	1,250	1,449
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	9,255	9,434
Southern California Public Power Authority
Revenue	5.000%	7/1/25	6,735	8,169
Southern California Public Power Authority
Revenue	5.000%	7/1/27	5,645	6,706
Southern California Public Power Authority
Revenue	5.000%	7/1/28	10,000	11,523
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,762
Southern California Public Power Authority
Revenue	5.000%	7/1/30	10,750	12,373
Southern California Public Power Authority
Revenue (Apex Power Project)	5.000%	7/1/33	5,500	6,313
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.000%	7/1/23	4,175	4,801
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	8,011
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	4,033
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,881
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,878

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,709
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,709
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/16	550	578
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,154
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,270	6,113
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,837
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	8,142
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	3,500	4,083
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	2,000	2,284
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	4,130	4,705
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,641
St. Helena CA Unified School District GO	0.000%	8/1/27	4,550	3,487
State Center California Community College
District GO	5.000%	8/1/17 (Prere.)	5,880	6,417
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/22 (15)	1,000	1,182
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/23 (15)	1,000	1,191
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/24 (15)	1,000	1,199
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/25 (15)	1,250	1,480
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/26 (15)	1,375	1,602
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/27 (15)	1,250	1,445
Stockton CA Public Financing Authority
Water Revenue (Delta Water Supply Project)	6.125%	10/1/35	1,000	1,199
Stockton CA Unified School District GO	5.000%	7/1/23 (4)	1,110	1,300
Stockton CA Unified School District GO	5.000%	8/1/28 (15)	1,000	1,153
Stockton CA Unified School District GO	5.000%	8/1/29 (15)	600	689
Stockton CA Unified School District GO	4.000%	8/1/30 (4)	1,960	2,061
Stockton CA Unified School District GO	5.000%	8/1/30 (15)	1,555	1,772
Stockton CA Unified School District GO	5.000%	8/1/31 (15)	1,875	2,121
Stockton CA Unified School District GO	5.000%	8/1/32 (15)	2,060	2,319
Stockton CA Unified School District GO	5.000%	8/1/33 (15)	2,250	2,533
Stockton CA Unified School District GO	5.000%	8/1/34 (15)	2,105	2,368
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/23 (15)	1,015	1,210
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/25 (15)	1,000	1,184
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/26 (15)	1,200	1,401

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,245	1,440
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,280	1,466
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/29 (15)	2,255	2,573
Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/30 (15)	1,000	1,132
Sweetwater CA Unified School District GO	5.000%	8/1/23 (15)	1,000	1,202
Sweetwater CA Unified School District GO	5.000%	8/1/24 (15)	1,000	1,212
Sweetwater CA Unified School District GO	5.000%	8/1/27 (15)	7,000	8,167
Sweetwater CA Unified School District GO	5.000%	8/1/28 (15)	8,000	9,226
3 Sweetwater CA Unified School District GO
TOB VRDO	0.120%	6/5/15 (13)	3,300	3,300
Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,740
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	6,520
Tuolumne CA Wind Project Authority Revenue	5.250%	1/1/24	5,115	5,767
Tuolumne CA Wind Project Authority Revenue	5.625%	1/1/29	2,100	2,402
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,325
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,167
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	8,028
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,195
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,732
2 Tustin CA Unified School District Special Tax
Revenue	2.000%	9/1/15	1,500	1,505
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/22	1,390	1,617
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/23	750	878
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/24	760	891
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/25	1,460	1,723
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/26	2,300	2,674
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/27	3,915	4,511
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/28	3,000	3,422
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/29	3,640	4,117
2 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/30	3,500	3,936
Union CA Elementary School District GO	2.000%	9/1/15	1,675	1,683
Union CA Elementary School District GO	2.000%	9/1/16	2,150	2,194
University of California Regents Medical Center
Pooled Revenue VRDO	0.050%	6/1/15	6,015	6,015
University of California Regents Medical Center
Pooled Revenue VRDO	0.080%	6/1/15	3,185	3,185
University of California Regents Medical Center
Revenue	5.000%	5/15/19 (14)	5,075	5,146
University of California Regents Medical Center
Revenue	5.000%	5/15/20 (14)	5,065	5,136
University of California Regents Medical Center
Revenue	5.000%	5/15/25	19,385	20,405

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	5.000%	5/15/26	10,095	10,623
University of California Regents Medical Center
Revenue	5.000%	5/15/32	14,940	16,951
University of California Regents Medical Center
Revenue	5.000%	5/15/33	5,000	5,647
University of California Revenue	5.000%	5/15/16 (Prere.)	10,000	10,541
University of California Revenue	5.000%	5/15/17	4,000	4,342
University of California Revenue	5.000%	5/15/18	3,000	3,350
University of California Revenue	5.000%	5/15/19	5,250	6,018
University of California Revenue	5.000%	5/15/19	15,815	18,129
University of California Revenue	5.750%	5/15/19 (Prere.)	3,000	3,531
University of California Revenue	5.000%	5/15/20	8,250	9,656
University of California Revenue	5.000%	5/15/20	4,360	5,112
University of California Revenue	5.000%	5/15/21	3,000	3,566
University of California Revenue	5.000%	5/15/22	5,420	6,431
University of California Revenue	5.000%	5/15/22	9,000	10,805
University of California Revenue	5.000%	5/15/22	3,500	4,197
University of California Revenue	5.000%	5/15/23	1,865	2,274
University of California Revenue	5.000%	5/15/24	5,000	6,135
University of California Revenue	5.000%	5/15/25	9,030	11,109
University of California Revenue	5.000%	5/15/25	2,400	2,969
University of California Revenue	5.000%	5/15/27	10,900	12,646
University of California Revenue	5.000%	5/15/27	7,000	8,437
University of California Revenue	5.000%	5/15/28	11,680	13,471
University of California Revenue	5.000%	5/15/28	9,075	10,833
University of California Revenue	5.000%	5/15/28	7,080	8,431
University of California Revenue	5.000%	5/15/32	14,020	15,968
University of California Revenue	5.250%	5/15/32	5,000	5,917
University of California Revenue	5.000%	5/15/33	10,110	11,525
University of California Revenue	5.000%	5/15/33	15,240	17,373
University of California Revenue	5.000%	5/15/34	15,900	18,065
University of California Revenue PUT	5.000%	5/15/23	40,000	48,405
3 University of California Revenue TOB VRDO	0.100%	6/1/15	9,650	9,650
University of California Revenue VRDO	0.080%	6/5/15	31,200	31,200
Upland CA Community Facilities District No.
2003-2 Improvement Area No. 1 Special
Tax Revenue	5.000%	9/1/31	1,110	1,220
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/22	600	702
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	575	673
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,325	1,549
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,390	1,613
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/26	1,460	1,673
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/27	1,200	1,357
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,200	1,347
Ventura County CA Community College District GO	5.000%	8/1/24	1,210	1,448
Ventura County CA Community College District GO	5.000%	8/1/25	1,915	2,285
Ventura County CA Community College District GO	5.000%	8/1/27	2,205	2,614

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ventura County CA Community College District GO	0.000%	8/1/28	15,000	9,387
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,200	1,418
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/29	1,000	1,137
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	2,000	2,252
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	1,250	1,405
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/18 (4)	400	447
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/19 (4)	300	342
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/20 (4)	275	318
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/21 (4)	265	310
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/22 (4)	335	396
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/23 (4)	400	477
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/24 (4)	585	702
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26 (4)	700	829
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27 (4)	1,410	1,651
Vista CA Unified School District GO	5.000%	8/1/24	5,000	5,929
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,236
Washington Township CA Health Care District
Revenue	6.000%	7/1/29	1,000	1,132
West Basin CA Municipal Water District Revenue	4.000%	8/1/15	4,810	4,842
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,390
West Contra Costa CA Unified School District GO	4.000%	8/1/17	850	907
West Contra Costa CA Unified School District GO	5.000%	8/1/18	1,000	1,114
West Contra Costa CA Unified School District GO	5.000%	8/1/20	250	290
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,538
West Contra Costa CA Unified School District GO	5.000%	8/1/30	3,425	3,909
West Contra Costa CA Unified School District GO	5.000%	8/1/31	5,690	6,440
West Contra Costa CA Unified School District GO	5.000%	8/1/32	5,560	6,270
West Contra Costa CA Unified School District GO	5.000%	8/1/32	1,825	2,068
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,650	1,232
West Contra Costa CA Unified School District GO	5.000%	8/1/33	3,265	3,679
West Contra Costa CA Unified School District GO	5.000%	8/1/33	915	1,037
West Contra Costa CA Unified School District GO	5.000%	8/1/33	1,020	1,156
West Contra Costa CA Unified School District GO	5.000%	8/1/34	2,010	2,272
West Contra Costa CA Unified School District GO	5.000%	8/1/34	1,070	1,209
West Contra Costa CA Unified School District GO	5.000%	8/1/35	1,400	1,581
West Contra Costa CA Unified School District GO	5.000%	8/1/35	1,000	1,126
West Valley-Mission Community College
District GO	5.000%	8/1/16 (Prere.)	1,120	1,181
West Valley-Mission Community College
District GO	5.000%	8/1/30 (4)	215	226
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	876
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	887

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,177
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,461
William S. Hart Union High School District
California GO	5.000%	9/1/25	1,735	2,039
William S. Hart Union High School District
California GO	5.000%	9/1/26	1,085	1,260
William S. Hart Union High School District
California GO	5.000%	9/1/27	1,500	1,732
William S. Hart Union High School District
California GO	0.000%	8/1/34 (4)	3,880	1,739
Yucaipa Valley CA Water District Water System
Revenue	5.000%	9/1/18	500	559
Yucaipa Valley CA Water District Water System
Revenue	5.000%	9/1/19	1,020	1,167
				9,746,940
Guam (0.1%)
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/20	540	608
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/28	1,250	1,384
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.250%	7/1/33	4,000	4,460
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/35	500	549
Guam Power Authority Revenue	5.000%	10/1/22	1,125	1,290
Guam Power Authority Revenue	5.000%	10/1/26	1,810	2,048
Guam Power Authority Revenue	5.000%	10/1/30	1,470	1,614
				11,953
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/15	1,775	1,799
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	1,500	1,575
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/17	1,500	1,614
				4,988
Total Tax-Exempt Municipal Bonds (Cost $9,338,954)				9,763,881
Other Assets and Liabilities (-2.2%)
Other Assets				109,542
Liabilities				(316,489)
				(206,947)
Net Assets (100%)				9,556,934

California Intermediate-Term Tax-Exempt Fund

At May 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,209,595
Undistributed Net Investment Income	71
Accumulated Net Realized Losses	(77,659)
Unrealized Appreciation (Depreciation)	424,927
Net Assets	9,556,934

Investor Shares—Net Assets
Applicable to 136,116,837 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,591,746
Net Asset Value Per Share—Investor Shares	$11.69

Admiral Shares—Net Assets
Applicable to 681,136,095 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,965,188
Net Asset Value Per Share—Admiral Shares	$11.69

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $129,439,000, representing 1.4% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	139,308
Total Income	139,308
Expenses
The Vanguard Group—Note B
Investment Advisory Services	436
Management and Administrative—Investor Shares	1,145
Management and Administrative—Admiral Shares	3,177
Marketing and Distribution—Investor Shares	176
Marketing and Distribution—Admiral Shares	694
Custodian Fees	49
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	3
Total Expenses	5,710
Net Investment Income	133,598
Realized Net Gain (Loss)
Investment Securities Sold	13,303
Futures Contracts	(333)
Realized Net Gain (Loss)	12,970
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(87,248)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,320

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	133,598	240,217
Realized Net Gain (Loss)	12,970	5,677
Change in Unrealized Appreciation (Depreciation)	(87,248)	287,151
Net Increase (Decrease) in Net Assets Resulting from Operations	59,320	533,045
Distributions
Net Investment Income
Investor Shares	(21,770)	(39,981)
Admiral Shares	(111,757)	(200,236)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(133,527)	(240,217)
Capital Share Transactions
Investor Shares	159,710	167,749
Admiral Shares	787,523	1,344,420
Net Increase (Decrease) from Capital Share Transactions	947,233	1,512,169
Total Increase (Decrease)	873,026	1,804,997
Net Assets
Beginning of Period	8,683,908	6,878,911
End of Period[1]	9,556,934	8,683,908
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $71,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.78	$11.32	$11.92	$11.18	$10.93	$10.86
Investment Operations
Net Investment Income	.168	.355	.373	.379	.408	.408
Net Realized and Unrealized Gain (Loss)
on Investments	(.090)	.460	(.600)	.740	.250	.070
Total from Investment Operations	.078	.815	(.227)	1.119	.658	.478
Distributions
Dividends from Net Investment Income	(.168)	(. 355)	(. 373)	(. 379)	(. 408)	(. 408)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.168)	(. 355)	(. 373)	(. 379)	(. 408)	(. 408)
Net Asset Value, End of Period	$11.69	$11.78	$11.32	$11.92	$11.18	$10.93

Total Return[1]	0.65%	7.29%	-1.91%	10.14%	6.17%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,592	$1,444	$1,227	$1,375	$1,193	$1,314
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.84%	3.06%	3.24%	3.26%	3.73%	3.70%
Portfolio Turnover Rate	19%	11%	12%	9%	13%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.78	$11.32	$11.92	$11.18	$10.93	$10.86
Investment Operations
Net Investment Income	.172	.364	.382	.388	.417	.417
Net Realized and Unrealized Gain (Loss)
on Investments	(.090)	.460	(.600)	.740	.250	.070
Total from Investment Operations	.082	.824	(.218)	1.128	.667	.487
Distributions
Dividends from Net Investment Income	(.172)	(. 364)	(. 382)	(. 388)	(. 417)	(. 417)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.172)	(. 364)	(. 382)	(. 388)	(. 417)	(. 417)
Net Asset Value, End of Period	$11.69	$11.78	$11.32	$11.92	$11.18	$10.93

Total Return[1]	0.69%	7.37%	-1.83%	10.23%	6.26%	4.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,965	$7,240	$5,652	$5,507	$4,375	$4,159
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.92%	3.14%	3.32%	3.34%	3.81%	3.78%
Portfolio Turnover Rate	19%	11%	12%	9%	13%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at May 31, 2015.

California Intermediate-Term Tax-Exempt Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $845,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.34% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

California Intermediate-Term Tax-Exempt Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	9,763,881	—
Futures Contracts—Assets[1]	185	—	—
Total	185	9,763,881	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2014, the fund had available capital losses totaling $87,923,000 to offset future net capital gains of $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,085,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above

At May 31, 2015, the cost of investment securities for tax purposes was $9,341,660,000. Net unrealized appreciation of investment securities for tax purposes was $422,221,000, consisting of unrealized gains of $439,928,000 on securities that had risen in value since their purchase and $17,707,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2015, the fund purchased $2,034,911,000 of investment securities and sold $836,672,000 of investment securities, other than temporary cash investments.

California Intermediate-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2015		November 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	332,691	28,185	514,728	44,215
Issued in Lieu of Cash Distributions	18,985	1,608	34,470	2,963
Redeemed	(191,966)	(16,257)	(381,449)	(32,945)
Net Increase (Decrease)—Investor Shares	159,710	13,536	167,749	14,233
Admiral Shares
Issued	1,190,335	100,790	2,056,278	177,048
Issued in Lieu of Cash Distributions	84,722	7,174	150,298	12,915
Redeemed	(487,534)	(41,351)	(862,156)	(74,527)
Net Increase (Decrease)—Admiral Shares	787,523	66,613	1,344,420	115,436

G. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.25%	2.33%

Financial Attributes

		Barclays
		CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	668	6,639	47,633

Yield to Maturity
(before expenses)	2.4%	2.1%	2.3%

Average Coupon	4.3%	4.8%	4.8%

Average Duration	6.5 years	6.4 years	6.5 years

Average Stated
Maturity	16.1 years	14.0 years	13.1 years

Short-Term
Reserves	4.1%	—	—

Volatility Measures
	Barclays CA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.99
Beta	1.18	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	4.1%
1 - 3 Years	5.9
3 - 5 Years	4.3
5 - 10 Years	10.9
10 - 20 Years	39.1
20 - 30 Years	32.3
Over 30 Years	3.4

Distribution by Credit Quality (% of portfolio)
AAA	6.2%
AA	68.6
A	17.3
BBB	4.9
BB	0.2
B	0.4
Not Rated	2.4

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratios were 0.19% for Investor Shares and 0.11% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Investment Focus

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015

				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.54%	-0.32%	4.22%	4.59%
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	3.64	-7.60	-3.96	-2.92
2014	4.07	6.72	10.79	9.32
2015	1.78	-0.75	1.03	0.87
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	8.40%	6.10%	4.34%	0.45%	4.79%
Admiral Shares	11/12/2001	8.49	6.19	4.42	0.45	4.87

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.1%)
California (101.1%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/42	1,000	1,068
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,372
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	7,565	8,367
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	561
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	755
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/43	15,830	17,481
Alameda CA Community Improvement Commission
Successor Agency Tax Allocation Revenue	5.000%	9/1/29 (15)	1,500	1,715
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	15,007
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,652
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,921
Bakersfield CA Wastewater Revenue VRDO	0.090%	6/5/15	2,200	2,200
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18 (Prere.)	15,050	16,744
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/19 (Prere.)	1,645	1,882
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/19 (Prere.)	10,000	11,678
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,586
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,449
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	4,000	4,528
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,534
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/43	4,000	4,425

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/53	2,350	2,634
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/54	23,000	24,918
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.700%	4/1/20	3,500	3,488
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.800%	4/1/21	4,000	3,988
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	1,500	1,504
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/28 (4)	2,135	2,444
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	5,366
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,287
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18 (Prere.)	21,440	23,932
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18	8,000	8,917
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/20	10,000	11,700
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22	8,560	9,545
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/18 (Prere.)	2,810	3,188
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/25	6,000	6,783
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	6,500	7,764
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,575
California Economic Recovery GO	5.000%	7/1/18 (ETM)	4,655	5,217
California Economic Recovery GO	5.000%	7/1/18	1,345	1,514
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	7,620	8,864
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	4,365	5,078
California Economic Recovery GO	5.000%	7/1/22	5,000	5,243
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,555
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	3,940	4,378
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,877
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,239
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,397
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	12/1/39	2,000	2,268
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,724
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,520
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	3,445	3,825

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,824
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,038
California GO	5.000%	3/1/19	1,250	1,421
California GO	6.000%	4/1/19	1,690	1,991
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	11,616
California GO	5.000%	4/1/20	1,460	1,663
California GO	5.000%	9/1/21	11,000	13,076
California GO	5.250%	9/1/22	3,000	3,653
California GO	5.000%	11/1/22	1,000	1,100
California GO	5.250%	9/1/23	10,100	12,146
California GO	5.000%	11/1/23	7,000	8,503
California GO	5.000%	5/1/24	3,000	3,649
California GO	5.000%	11/1/24	6,670	8,154
California GO	5.000%	3/1/25	7,000	8,103
California GO	5.000%	6/1/26 (14)	20,000	21,573
California GO	5.000%	3/1/27	10,000	11,934
California GO	5.250%	10/1/27	5,000	5,862
California GO	5.100%	11/1/27	1,475	1,740
California GO	5.000%	3/1/28	10,000	11,812
California GO	5.000%	9/1/28	10,650	11,233
California GO	5.000%	9/1/28	2,500	2,800
California GO	5.000%	9/1/29	5,125	5,727
California GO	5.000%	10/1/29	1,400	1,599
California GO	5.250%	10/1/29	4,700	5,416
California GO	5.250%	3/1/30	10,000	11,605
California GO	4.500%	8/1/30	1,440	1,518
California GO	5.250%	9/1/30	6,000	6,916
California GO	5.750%	4/1/31	15,875	18,286
California GO	5.000%	10/1/31	4,500	5,200
California GO	5.000%	6/1/32	25,000	26,830
California GO	5.000%	9/1/32	1,045	1,171
California GO	5.000%	10/1/32	5,000	5,756
California GO	6.000%	3/1/33	7,000	8,483
California GO	5.125%	4/1/33	8,500	9,341
California GO	6.500%	4/1/33	33,000	39,501
California GO	5.000%	10/1/33	4,000	4,591
California GO	5.250%	4/1/35	5,000	5,724
California GO	6.000%	11/1/35	10,000	11,999
California GO	5.000%	9/1/36	8,500	9,577
California GO	5.000%	4/1/37	5,000	5,619
California GO	5.250%	3/1/38	8,000	8,761
California GO	6.000%	4/1/38	21,190	24,881
California GO	5.250%	8/1/38	10,000	11,092
California GO	5.000%	10/1/39	7,615	8,602
California GO	5.500%	11/1/39	3,690	4,266
California GO	6.000%	11/1/39	2,700	3,236
California GO	5.500%	3/1/40	11,500	13,396
California GO	5.000%	10/1/41	5,000	5,570
California GO	5.000%	4/1/42	2,000	2,227
California GO	5.000%	9/1/42	8,515	9,535
California GO	5.000%	2/1/43	6,265	6,963
California GO	5.000%	4/1/43	6,500	7,238

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	11/1/43	12,425	13,928
California GO	5.000%	12/1/43	5,335	5,986
California GO	5.000%	5/1/44	5,000	5,599
California GO VRDO	0.060%	6/1/15 LOC	1,500	1,500
California GO VRDO	0.060%	6/1/15 LOC	1,000	1,000
California GO VRDO	0.080%	6/1/15 LOC	4,300	4,300
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,466
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,646
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,804
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,733
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,873
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,141
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,684
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	4,995	5,544
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,728
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,542
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,456
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,173
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,422
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	7,750	8,545
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,904
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/26	2,740	3,213
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/27	1,840	2,128
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/40	6,000	6,629
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospitalat Stanford)	5.000%	8/15/43	5,300	5,912
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/29	1,000	1,131
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/33	1,100	1,222
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,161
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,714
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,749

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/34	645	722
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/39	1,600	1,781
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/44	1,500	1,660
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/18 (Prere.)	2,000	2,357
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/29	2,390	2,743
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/38	9,000	10,037
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,438
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,563
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	8,000	8,839
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	8,034
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/42	5,000	5,548
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,642
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,734
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	10,000	10,505
2 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	6,250	6,250
2 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.110%	6/5/15	7,185	7,185
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.080%	6/1/15 LOC	2,600	2,600
2 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.100%	6/1/15 (ETM)	20,150	20,150
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/39	5,000	5,522
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,245
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	12,319
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.250%	2/1/46	3,650	3,750
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/39	1,200	1,303

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/49	3,500	3,791
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/23	1,200	1,463
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/34	4,560	4,752
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/35	2,000	2,156
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/41	3,000	3,199
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,343
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	2,500	2,659
California Municipal Finance Authority Revenue
(NorthBay Healthcare Group)	5.000%	11/1/35	690	735
California Municipal Finance Authority Revenue
(NorthBay Healthcare Group)	5.000%	11/1/44	1,800	1,901
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,722
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	2,800	2,800
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	1,800	1,800
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.080%	6/1/15 LOC	14,800	14,800
California Pollution Control Financing Authority
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.000%	11/21/45	1,500	1,551
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,174
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (ETM)	12,155	13,047
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	7,036
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,694
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,834
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,451
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,738
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,565
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,045	9,226
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,909
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,367
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	6,033

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,869
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	2,330	2,768
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,566
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/39	3,000	3,368
California State University Systemwide Revenue	5.000%	11/1/15 (Prere.)	3,675	3,749
California State University Systemwide Revenue	5.000%	11/1/24	2,000	2,353
California State University Systemwide Revenue	5.750%	11/1/27	4,500	5,244
California State University Systemwide Revenue	5.000%	11/1/31	7,000	8,154
California State University Systemwide Revenue	5.000%	11/1/32	7,000	8,123
California State University Systemwide Revenue	5.250%	11/1/34	5,000	5,674
California State University Systemwide Revenue	5.000%	11/1/35 (14)	1,325	1,349
California State University Systemwide Revenue	5.000%	11/1/37	10,000	11,001
California State University Systemwide Revenue	5.000%	11/1/37	3,750	4,208
California State University Systemwide Revenue	5.250%	11/1/38	3,280	3,722
California State University Systemwide Revenue	5.000%	11/1/42	1,355	1,491
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.250%	11/1/44	1,000	1,015
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.375%	11/1/49	2,300	2,328
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/29 (4)	940	1,076
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/44 (4)	5,500	6,099
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/49 (4)	1,000	1,105
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/39	310	343
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,200	7,889
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/43	5,000	5,521
California Statewide Communities Development
Authority Revenue (Covenant Retirement
Communities Inc.)	5.625%	12/1/36	4,000	4,306
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System)	5.250%	7/1/30	5,000	4,523
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System)	5.250%	7/1/35	1,515	1,367
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/42	2,500	2,663

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Episcopal Communities &
Services)	5.000%	5/15/47	2,000	2,116
California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/44	5,800	6,368
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,415
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	15,425	16,880
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	7,590	7,789
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/34	2,500	2,706
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/44	3,000	3,218
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.500%	12/1/54	5,000	5,432
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,870
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,311
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	3,051
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,556
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	11,000	12,148
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,508
Centinela Valley CA Union High School District GO	6.000%	8/1/36	3,000	3,658
Cerritos CA Community College District GO	4.000%	8/1/33	2,135	2,196
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,815
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	739
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,821
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,944
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	3,500	4,012
Citrus CA Community College District GO	0.000%	8/1/36	1,810	1,300
Citrus CA Community College District GO	0.000%	8/1/37	2,475	1,772
Citrus CA Community College District GO	0.000%	8/1/38	2,150	1,533
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,721
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,947
Contra Costa CA Community College District GO	5.000%	8/1/38	3,600	4,060
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,085	1,258
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/34	1,970	2,232
Cotati-Rohnert Park CA Unified School District GO	5.000%	8/1/44 (4)	3,000	3,343
Cupertino CA Union School District GO	5.000%	8/1/36	3,000	3,473

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/17 (Prere.)	1,350	1,465
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/17 (Prere.)	15,765	17,115
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	3,305	3,886
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	1,500	1,764
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,287
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,629
El Dorado CA Irrigation District Revenue	5.250%	3/1/39 (4)	7,500	8,629
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/27	1,000	1,118
3 Escondido CA GO	5.000%	9/1/30	2,030	2,363
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,483
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,505
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,026
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,941
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	3,252
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,894
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,771
Foothill-De Anza CA Community College
District GO	5.000%	8/1/35	3,420	3,944
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,137
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/42	9,000	6,596
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.500%	1/15/43	2,200	2,610
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	5.750%	1/15/46	13,500	15,603
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.000%	1/15/53	6,500	7,580
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	90
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/46	5,000	5,362
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/35	5,000	5,566
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/40	4,000	4,389
Grossmont CA Healthcare District GO	6.125%	7/15/21 (Prere.)	2,500	3,163
Grossmont CA Union High School District GO	0.000%	8/1/30	6,500	3,491
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/39	1,100	1,166
Irvine CA Assessment District No. 97-16
Improvement Revenue VRDO	0.060%	6/1/15 LOC	3,200	3,200
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.060%	6/1/15 LOC	307	307

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.060%	6/1/15 LOC	2,724	2,724
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/15 (Prere.)	5,500	5,566
Jefferson CA Union High School District GO	5.000%	8/1/26 (15)	1,000	1,183
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,662
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	1,945
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,265
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,192
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/36	2,450	2,578
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	4,270
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	6,155	6,301
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	2,500	2,559
Long Beach CA Airport Revenue	5.000%	6/1/40	4,440	4,820
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	1,110
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.614%	11/15/26	1,800	1,704
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	8,792
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,775
Long Beach CA Unified School District GO	0.000%	8/1/26	1,870	1,262
Los Angeles CA Community College District GO	5.000%	8/1/16 (Prere.)	5,000	5,272
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	7,340	7,998
Los Angeles CA Community College District GO	5.500%	8/1/19 (Prere.)	3,980	4,670
Los Angeles CA Community College District GO	6.000%	8/1/19 (Prere.)	5,160	6,160
Los Angeles CA Community College District GO	5.000%	8/1/24	4,000	4,916
Los Angeles CA Community College District GO	5.000%	8/1/25	6,100	7,428
3 Los Angeles CA Community College District GO	5.000%	6/1/26	3,000	3,707
Los Angeles CA Community College District GO	5.000%	8/1/28	3,500	4,150
Los Angeles CA Community College District GO	5.000%	8/1/28	6,000	7,114
Los Angeles CA Community College District GO	5.000%	8/1/30	5,500	6,439
Los Angeles CA Community College District GO	4.000%	8/1/33	3,500	3,656
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,827
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,344
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,869
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,752
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,656
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	16,755
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	16,000	17,880
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	4,000	4,535
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/38	4,500	5,108
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	4,070	4,566
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	10,000	11,666

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	5,000	5,851
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29 (2)	10,000	10,811
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30 (2)	16,000	17,287
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	5,000	5,383
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/32	7,000	7,804
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/33	2,500	2,876
Los Angeles CA Department of Water &
Power Revenue	5.375%	7/1/34	3,000	3,376
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/35	3,500	3,999
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/35	5,000	5,725
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	10,000	11,247
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	5,000	5,557
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/37	1,545	1,734
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/38	12,365	13,783
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/38	1,890	2,094
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/39	4,000	4,523
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/39	2,000	2,224
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,576
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,599
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	10,150	11,253
2 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.100%	6/1/15	4,100	4,100
Los Angeles CA GO	5.000%	9/1/22	6,155	7,416
Los Angeles CA GO	5.000%	9/1/31	5,785	6,613
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,645	2,778
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,675	8,065
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,500	7,881
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,790
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,016
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,100	7,443
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,237
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,756
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,000	5,970
Los Angeles CA Unified School District GO	5.000%	7/1/28	8,000	9,425
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,500	6,473
Los Angeles CA Unified School District GO	5.000%	7/1/30	2,860	3,327
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	2,225	2,348

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,599
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,631
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,455
Los Angeles CA Wastewater System Revenue	5.000%	6/1/27	7,000	8,256
Los Angeles CA Wastewater System Revenue	5.000%	6/1/43	2,840	3,171
2 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.110%	6/5/15	4,500	4,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	2,000	2,392
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	5,938
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,094
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,093
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,294
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	3,043
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	5,940	6,532
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,165	1,249
3 Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/35	4,000	4,446
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,839
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,449
M-S-R California Energy Authority Revenue	6.500%	11/1/39	3,500	4,593
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	8,940	10,227
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/21	2,500	2,990
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/25	3,410	3,712
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/26	4,000	4,757
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/28	4,235	4,440
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/28	4,000	4,756
Metropolitan Water District of Southern California
Revenue	5.000%	7/1/31	3,000	3,402
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/33	7,535	8,656
Metropolitan Water District of Southern California
Revenue	5.000%	10/1/35	2,855	3,250
Metropolitan Water District of Southern California
Revenue VRDO	0.060%	6/1/15	1,100	1,100
Metropolitan Water District of Southern California
Revenue VRDO	0.080%	6/5/15	4,200	4,200
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26	2,085	2,508
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/30	4,000	4,705

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	3,070
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,068
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	5,019
Modesto CA Irrigation District Financing Authority
Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	7,720	9,076
New Haven CA Unified School District GO	5.000%	8/1/27 (15)	3,000	3,537
New Haven CA Unified School District GO	5.000%	8/1/28 (15)	2,000	2,336
Newark CA Unified School District GO	5.000%	8/1/44	6,000	6,656
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,405
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,754
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	421
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	806
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	386
Northern California Gas Authority No. 1 Revenue	0.784%	7/1/17	13,210	13,176
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	6,955	7,584
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,254
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,721
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,287
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/25	1,825	1,929
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/26	1,995	2,090
Novato CA Unified School District GO	5.000%	8/1/28	800	944
3 Oakland CA GO	5.000%	1/15/29	1,640	1,917
Oakland CA GO	5.000%	1/15/31	3,550	3,907
Oakland CA Unified School District GO	6.625%	8/1/38	1,000	1,217
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,912
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,733
Palmdale CA COP	5.250%	9/1/19 (14)	350	351
Palmdale CA COP	5.250%	9/1/20 (14)	345	346
Palmdale CA COP	5.250%	9/1/21 (14)	435	436
Palmdale CA COP	5.250%	9/1/22 (14)	530	531
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	221
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,106
Palomar CA Community College District GO	0.000%	8/1/24	5,125	3,946
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,192
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,000	12,256
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,801
Palomar Pomerado Health California GO	0.000%	8/1/35	10,330	3,984
Palomar Pomerado Health California GO	0.000%	8/1/36	5,000	1,833
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	3,000	1,908
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,489
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,483

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,800	1,580
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,920	2,357
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	4,125	3,158
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	684
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,018
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,061
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	2,910
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,088
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,320
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,304
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,508
Poway CA Unified School District GO	0.000%	8/1/33	5,010	2,409
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,089
Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,689
Poway CA Unified School District GO	5.000%	9/1/36	700	756
Poway CA Unified School District Public Financing
Authority Community Facilities District No. 11
Zones 2 & 3 Special Tax Revenue	5.000%	9/15/38	1,235	1,323
Poway CA Unified School District Public Financing
Authority Community Facilities District No. 11
Zones 2 & 3 Special Tax Revenue	5.000%	9/15/43	2,485	2,653
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/24	785	914
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,166
3 Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/33 (15)	1,765	1,975
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/29 (12)	1,800	2,078
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/26 (2)	3,445	2,103
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,522
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	6,831
2 Riverside CA Electric Revenue TOB VRDO	0.100%	6/1/15	2,800	2,800
Riverside CA Electric Revenue VRDO	0.070%	6/5/15 LOC	7,000	7,000
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	4,183
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,474
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,550
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,650

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	1,990
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	2,077
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,501
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	2,000
3 Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	5,000	5,562
3 Riverside County CA Public Financing Authority
Lease Revenue	5.250%	11/1/40	5,000	5,582
3 Riverside County CA Public Financing Authority
Lease Revenue	5.250%	11/1/45	8,000	8,903
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/41	6,710	1,911
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/42	2,975	805
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/43	7,500	1,930
Riverside County CA Transportation Commission
Toll Revenue	5.750%	6/1/48	2,000	2,261
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/37	4,500	4,894
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/18	620	668
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/22	1,610	1,795
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/28	2,450	2,708
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/39 (15)	1,900	2,127
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/44 (15)	2,000	2,222
Sacramento CA Financing Authority Lease Revenue	5.400%	11/1/20 (2)	6,785	7,474
3 Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/26	5,250	6,315
3 Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/27	7,000	8,349
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,333
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,354
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,375
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,665
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,265
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	5,386
3 Sacramento CA Unified School District GO	5.000%	8/1/25 (4)	775	935
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,000	5,234
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,650	5,915

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	8/1/32	1,000	1,166
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/35	4,920	5,600
San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,220
San Bernardino CA City Unified School District GO	0.000%	8/1/35 (4)	5,900	2,430
San Bernardino CA City Unified School District GO	0.000%	8/1/36 (4)	5,000	1,947
San Bernardino CA Community College District GO	0.000%	8/1/44	20,000	5,383
San Bernardino CA Community College District GO	0.000%	8/1/48	17,770	3,879
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	8,690	9,191
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,533
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,869
San Diego CA Community College District GO	0.000%	8/1/36	8,000	3,318
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,820
San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,331
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,343
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/44	4,000	4,372
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,816
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,912
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,922
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/38	1,500	1,657
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,762
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	6,294
San Diego CA Unified School District GO	5.000%	7/1/27	5,000	6,002
San Diego CA Unified School District GO	5.000%	7/1/28	7,000	8,359
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	4,876
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	842
San Diego CA Unified School District GO	0.000%	7/1/31	1,500	796
San Diego CA Unified School District GO	0.000%	7/1/32	1,085	542
San Diego CA Unified School District GO	5.000%	7/1/35	5,000	5,652
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,835
San Diego CA Unified School District GO	0.000%	7/1/46	10,000	2,492
San Diego County CA COP	5.000%	10/15/28	1,445	1,699
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	4,000	4,571
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,200	3,656
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/34	2,715	3,025
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/37	1,500	1,673
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/38	2,000	2,226
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/40	3,000	3,310
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/43	3,540	3,930
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,345

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego County CA Water Authority Revenue
COP	5.000%	5/1/26 (4)	7,275	8,019
2 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.110%	6/5/15	2,510	2,510
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/35	15,000	16,259
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,120	2,437
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	6,110
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,326
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/43	8,000	8,865
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/44	6,000	6,689
San Francisco CA City & County International
Airport Revenue VRDO	0.080%	6/5/15 LOC	10,100	10,100
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	14,600
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	9,915
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,264
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,384
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	4,000	4,660
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	1,305	1,493
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	1,370	1,562
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	4,000	4,539
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,657
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,448
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,948
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,810	3,172
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/36	4,000	4,601
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,129
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,308
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,209
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/43	3,500	3,797

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,608
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	9,480
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	4,274
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	4,052
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/34	5,000	5,431
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,197
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,270	1,300
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	3,415	3,687
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,300	2,483
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	3,375	3,626
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	939
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	3,026
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	6,014
San Jose-Evergreen CA Community College
District GO	5.000%	9/1/40	3,850	4,371
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,987
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,690
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	2,039
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,439
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,619
San Luis Obispo County CA Community College
District GO	5.000%	8/1/28	890	1,063
San Luis Obispo County CA Community College
District GO	5.000%	8/1/32	1,395	1,617
San Marcos CA Public Facilities Authority Tax
Allocation Revenue (Project Areas No. 2 & No. 3
Financing Project)	5.000%	8/1/35 (2)	5,000	5,009
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,265
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,327
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,164
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	5,000	5,290
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital Project Program)	5.000%	7/1/21 (14)	3,500	4,038
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/29 (4)	1,780	2,030
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	2,004
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	4,855
San Ramon Valley CA Unified School District GO	4.000%	8/1/34	3,445	3,567
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (ETM)	2,673	2,842

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	2,673	2,828
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (ETM)	1,000	1,110
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	1,000	1,103
Santa Ana CA Unified School District GO	0.000%	8/1/32 (14)	3,680	1,755
Santa Barbara CA Secondary/High School
District GO	0.000%	8/1/40	2,050	668
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,583
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,379
Santa Clara County CA GO	5.000%	8/1/28	9,000	10,715
Santa Monica CA Community College District GO	4.000%	8/1/31	3,000	3,182
Santa Monica-Malibu CA Unified School District GO	4.500%	7/1/36	7,990	8,630
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	1,340	1,346
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	1,075	1,090
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,599
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,130
Silicon Valley CA Clean Water Wastewater
Revenue	5.000%	2/1/39	3,090	3,481
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/32	1,000	1,088
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/35	2,500	2,692
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,345
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,083
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,376
Southern California Public Power Authority
Revenue	5.000%	7/1/26	3,500	4,192
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,762
Southern California Public Power Authority
Revenue (Magnolia Power Project) VRDO	0.080%	6/5/15 LOC	6,600	6,600
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,702
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,021
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	3,580	4,089
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	3,418
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,641
State Center California Community College
District GO	5.000%	8/1/28	5,275	6,301
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/29 (15)	1,000	1,132
Stockton CA Public Financing Authority
Water Revenue (Delta Water Supply Project)	6.250%	10/1/38	2,150	2,581
Stockton CA Unified School District GO	5.000%	8/1/38 (4)	2,500	2,790

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/31 (15)	1,225	1,381
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/32 (15)	1,250	1,402
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/33 (15)	1,280	1,436
Sweetwater CA Unified School District GO	5.000%	8/1/29 (15)	4,200	4,825
2 Sweetwater CA Unified School District GO TOB
VRDO	0.120%	6/5/15 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	2,607
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	3,293
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,823
Torrance CA Hospital Revenue
(Torrance Memorial Medical Center)	5.000%	9/1/40	3,000	3,180
Tulare County CA Transportation Authority
Sales Tax Revenue	4.000%	2/1/34	1,540	1,575
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,238
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,318
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,959
3 Tustin CA Unified School District Special Tax
Revenue	5.000%	9/1/31	3,000	3,357
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	2,225	2,380
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,967
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,857
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,490
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,245
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,560
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,630
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	2,088
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,744
University of California Revenue	4.750%	5/15/16 (Prere.)	9,425	9,913
University of California Revenue	5.000%	5/15/16 (Prere.)	6,000	6,328
University of California Revenue	5.000%	5/15/17 (Prere.)	2,345	2,563
University of California Revenue	5.000%	5/15/17 (Prere.)	3,220	3,519
University of California Revenue	5.250%	5/15/19 (Prere.)	1,140	1,320
University of California Revenue	5.750%	5/15/19 (Prere.)	7,000	8,238
University of California Revenue	5.000%	5/15/27	4,245	5,100
University of California Revenue	5.000%	5/15/28	5,000	5,806
University of California Revenue	5.000%	5/15/33	5,000	5,700
University of California Revenue	4.000%	5/15/34	5,000	5,230
University of California Revenue	5.000%	5/15/34	5,205	5,937
University of California Revenue	5.000%	5/15/35	3,640	4,137
University of California Revenue	5.250%	5/15/37	7,000	8,182
University of California Revenue	5.000%	5/15/38	10,000	11,271
University of California Revenue	5.250%	5/15/39	5,860	6,619
University of California Revenue	5.000%	5/15/40	50	54
University of California Revenue	5.000%	5/15/40	5,000	5,685
University of California Revenue PUT	5.000%	5/15/23	20,000	24,202
2 University of California Revenue TOB VRDO	0.100%	6/1/15	13,995	13,995
2 University of California Revenue TOB VRDO	0.110%	6/5/15	1,600	1,600
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	2,607	2,757
Ventura County CA Community College District GO	5.500%	8/1/18 (Prere.)	8,500	9,683
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28 (4)	1,970	2,288

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	4,647
Walnut CA Energy Center Authority Revenue	5.000%	1/1/34	3,100	3,524
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,212
Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	5,000	5,472
Washington Township CA Health Care District GO	5.500%	8/1/40	5,000	5,877
Washington Township CA Health Care District
Revenue	5.000%	7/1/32	3,000	3,092
Washington Township CA Health Care District
Revenue	5.000%	7/1/37	1,750	1,799
West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	7,983
West Contra Costa CA Unified School District GO	5.000%	8/1/40	3,000	3,347
West Sacramento CA Area Flood Control Agency
Special Assessment Revenue	5.000%	9/1/40 (4)	2,050	2,285
West Sacramento CA Area Flood Control Agency
Special Assessment Revenue	5.000%	9/1/45 (4)	2,715	3,002
Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,223
Whittier CA Health Facilities Revenue (Presbyterian
Intercommunity Hospital Obligated Group)	5.000%	6/1/44	4,500	4,916
Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,868
Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,990
Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	2,057
Yucaipa Valley CA Water District Water System
Revenue	5.000%	9/1/27	1,000	1,180
				3,202,079
Guam (0.0%)
Guam Power Authority Revenue	5.000%	10/1/24	1,000	1,153
Total Tax-Exempt Municipal Bonds (Cost $2,997,419)				3,203,232
Other Assets and Liabilities (-1.1%)
Other Assets				38,117
Liabilities				(74,296)
				(36,179)
Net Assets (100%)				3,167,053

California Long-Term Tax-Exempt Fund

At May 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,032,008
Overdistributed Net Investment Income	(2)
Accumulated Net Realized Losses	(70,766)
Unrealized Appreciation (Depreciation)	205,813
Net Assets	3,167,053

Investor Shares—Net Assets
Applicable to 34,278,056 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	410,713
Net Asset Value Per Share—Investor Shares	$11.98

Admiral Shares—Net Assets
Applicable to 230,043,314 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,756,340
Net Asset Value Per Share—Admiral Shares	$11.98

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $63,790,000, representing 2.0% of net assets.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	58,809
Total Income	58,809
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative—Investor Shares	304
Management and Administrative—Admiral Shares	1,182
Marketing and Distribution—Investor Shares	44
Marketing and Distribution—Admiral Shares	201
Custodian Fees	17
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,924
Net Investment Income	56,885
Realized Net Gain (Loss)
Investment Securities Sold	11,714
Futures Contracts	(672)
Realized Net Gain (Loss)	11,042
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(34,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,900

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,885	110,134
Realized Net Gain (Loss)	11,042	14,250
Change in Unrealized Appreciation (Depreciation)	(34,027)	168,028
Net Increase (Decrease) in Net Assets Resulting from Operations	33,900	292,412
Distributions
Net Investment Income
Investor Shares	(7,178)	(14,611)
Admiral Shares	(49,709)	(95,523)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(56,887)	(110,134)
Capital Share Transactions
Investor Shares	16,947	(18,021)
Admiral Shares	102,147	202,997
Net Increase (Decrease) from Capital Share Transactions	119,094	184,976
Total Increase (Decrease)	96,107	367,254
Net Assets
Beginning of Period	3,070,946	2,703,692
End of Period[1]	3,167,053	3,070,946
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.07	$11.31	$12.24	$11.24	$11.01	$10.98
Investment Operations
Net Investment Income	. 215.442		.450	.459	.473	.476
Net Realized and Unrealized Gain (Loss)
on Investments	(.090)	.760	(.930)	1.000	.230	.030
Total from Investment Operations	.125	1.202	(.480)	1.459	.703	.506
Distributions
Dividends from Net Investment Income	(. 215)	(. 442)	(. 450)	(. 459)	(. 473)	(. 476)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 215)	(. 442)	(. 450)	(. 459)	(. 473)	(. 476)
Net Asset Value, End of Period	$11.98	$12.07	$11.31	$12.24	$11.24	$11.01

Total Return[1]	1.03%	10.79%	-3.96%	13.20%	6.60%	4.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$411	$397	$390	$487	$441	$529
Ratio of Total Expenses to
Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.56%	3.75%	3.86%	3.89%	4.33%	4.26%
Portfolio Turnover Rate	14%	14%	14%	16%	14%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.07	$11.31	$12.24	$11.24	$11.01	$10.98
Investment Operations
Net Investment Income	. 220.451		.459	.468	.482	.485
Net Realized and Unrealized Gain (Loss)
on Investments	(.090)	.760	(.930)	1.000	.230	.030
Total from Investment Operations	.130	1.211	(.471)	1.468	.712	.515
Distributions
Dividends from Net Investment Income	(. 220)	(. 451)	(. 459)	(. 468)	(. 482)	(. 485)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 220)	(. 451)	(. 459)	(. 468)	(. 482)	(. 485)
Net Asset Value, End of Period	$11.98	$12.07	$11.31	$12.24	$11.24	$11.01

Total Return[1]	1.07%	10.87%	-3.88%	13.29%	6.68%	4.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,756	$2,674	$2,314	$2,589	$2,234	$2,321
Ratio of Total Expenses to
Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.64%	3.83%	3.94%	3.97%	4.41%	4.34%
Portfolio Turnover Rate	14%	14%	14%	16%	14%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at May 31, 2015.

California Long-Term Tax-Exempt Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $281,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

California Long-Term Tax-Exempt Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	3,203,232	—
Futures Contracts—Assets[1]	61	—	—
Total	61	3,203,232	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2014, the fund had available capital losses totaling $78,238,000 to offset future net capital gains of $8,060,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2015, the cost of investment securities for tax purposes was $3,000,989,000. Net unrealized appreciation of investment securities for tax purposes was $202,243,000, consisting of unrealized gains of $207,952,000 on securities that had risen in value since their purchase and $5,709,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2015, the fund purchased $421,249,000 of investment securities and sold $206,380,000 of investment securities, other than temporary cash investments.

California Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2015		November 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	53,970	4,452	95,707	8,114
Issued in Lieu of Cash Distributions	6,124	505	12,021	1,019
Redeemed	(43,147)	(3,556)	(125,749)	(10,719)
Net Increase (Decrease)—Investor Shares	16,947	1,401	(18,021)	(1,586)
Admiral Shares
Issued	230,339	19,013	425,159	36,189
Issued in Lieu of Cash Distributions	31,467	2,594	59,972	5,081
Redeemed	(159,659)	(13,189)	(282,134)	(24,130)
Net Increase (Decrease)—Admiral Shares	102,147	8,418	202,997	17,140

G. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	11/30/2014	5/31/2015	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.25
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,006.54	$0.95
Admiral Shares	1,000.00	1,006.91	0.55
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,010.27	$0.95
Admiral Shares	1,000.00	1,010.68	0.55
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.68	$0.25
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.98	$0.96
Admiral Shares	1,000.00	1,024.38	0.56
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.98	$0.96
Admiral Shares	1,000.00	1,024.38	0.56

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.05%; for the California Intermediate-Term Tax-Exempt Fund, 0.19% for
Investor Shares and 0.11% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.19% for Investor Shares and 0.11% for
Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was
0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each of the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index (as applicable) and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
André F. Perold	Director and Senior Vice President of Vanguard
Born 1952. Trustee Since December 2004. Principal	Marketing Corporation.
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q752 072015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits. (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 16, 2015
VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.